                                                             File Nos. 333-20621
                                                                       811-08031

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
-------------------------------------------------------------------------------

                                 FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]

       Pre-Effective Amendment No.   __                                  [_]


       Post-Effective Amendment No.  2                                   [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

       Amendment No.  4                                                  [X]
-------------------------------------------------------------------------------
                       SELIGMAN VALUE FUND SERIES, INC.
              (Exact name of registrant as specified in charter)
-------------------------------------------------------------------------------
                                  PARK AVENUE
                           NEW YORK, NEW YORK  10017
                   (Address of principal executive offices)

   Registrant's Telephone Number:  212-850-1864 or Toll Free:  800-221-2450
-------------------------------------------------------------------------------
                       SELIGMAN VALUE FUND SERIES, INC.
              (Exact name of registrant as specified in charter)
-------------------------------------------------------------------------------
                                100 PARK AVENUE
                           NEW YORK, NEW YORK  10017
                   (Address of principal executive offices)

   Registrant's Telephone Number:  212-850-1864 or Toll Free:  800-221-2450
-------------------------------------------------------------------------------
                          THOMAS G. ROSE, Treasurer,
                                100 Park Avenue
                           New York, New York  10017
                    (Name and address of agent for service)
-------------------------------------------------------------------------------
It is proposed that this filing will become effective (check appropriate box):

[X] upon filing pursuant to paragraph (b)        [_] on (date) pursuant to paragraph (a)(1)

[_] on (date) pursuant to paragraph (b)          [_] 75 days after filing pursuant to paragraph (a)(2)
                                                     of rule 485
[_] 60 days after filing pursuant to
    paragraph (a)(1)                             [_] on (date) pursuant to paragraph (a)(2)
                                                     of rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant elects to register an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). A Rule 24f-2 Notice for Registrant's current fiscal year will be filed with the commission on or about December 20, 1997.

                                                             File Nos. 333-2062
                                                                     811-080311
                        SELIGMAN VALUE FUND SERIES, INC.
                         POST-EFFECTIVE AMENDMENT NO. 2
                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)
                            -----------------------

Part A of Form N-1A
---------------------
Item No.                                     Location in Prospectus
---------------------                        ----------------------
1.   Cover Page                              Cover Page

2.   Synopsis                                Summary of Series Expenses

3.   Condensed Financial Information         Financial Highlights

4.   General Description of Registrant       Cover Page; Organization and
                                             Capitalization

5.   Management of the Fund                  Management Services

5a.  Manager's Discussion of Fund            Performance
     Performance

6.   Capital Stock and Other Securities      Organization and Capitalization

7.   Purchase of Securities Being Offered    Alternative Distribution System;
                                             Purchase of Shares; Administration,
                                             Shareholder Services and
                                             Distribution Plans

8.   Redemption or Repurchase                Telephone Transactions; Redemption
                                             of Shares; Exchange Privilege

9.   Pending Legal Proceedings               Not Applicable

Part B of Form N-1A
-------------------
Item No.                                     Location in Statement of Additional
--------                                     -----------------------------------
                                             Information
                                             -----------
10.  Cover Page                              Cover Page

11.  Table of Contents                       Table of Contents

12.  General Information and History         General Information; Appendix B

13.  Investment Objectives and Policies      Investment Objectives, Policies And
                                             Risks; Investment Limitations

14.  Management of the Registrant            Management and Expenses

15.  Control Persons and Principal           Directors and Officers
       Holders of Securities

16.  Investment Advisory and Other Services  Management and Expenses;
                                             Distribution Services

17.  Brokerage Allocation                    Portfolio Transactions

18.  Capital Stock and Other Securities      General Information

19.  Purchase, Redemption and Pricing        Purchase and Redemption of Series
     of Securities being Offered             Shares; Valuation

20.  Tax Status                              Federal Income Taxes (Prospectus)

21.  Underwriter                             Distribution Services

22.  Calculation of Performance Data         Performance

23.  Financial Statements                    Financial Statements

                       SELIGMAN VALUE FUND SERIES, INC.
                         Seligman Large-Cap Value Fund
                         Seligman Small-Cap Value Fund
                  100 Park Avenue . New York, New York 10017
                    New York City Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450 all continental United States
     For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777

                                                          December 1, 1997

  SELIGMAN LARGE-CAP VALUE FUND (the "Large-Cap Value Fund") seeks long-term capital appreciation. The Large-Cap Value Fund seeks to achieve this objective by investing primarily in equity securities of companies with large market capitalizations deemed to be "value" companies by the investment manager.

  SELIGMAN SMALL-CAP VALUE FUND (the "Small-Cap Value Fund") seeks long-term capital appreciation. The Small-Cap Value Fund seeks to achieve this objective by investing primarily in equity securities of companies with small market capitalizations deemed to be "value" companies by the investment manager.

  The Large-Cap Value Fund and the Small-Cap Value Fund (each, individually, a "Series") are each a separate series of Seligman Value Fund Series, Inc. (the "Fund"), an open-end, diversified management investment company. The Fund may offer additional series in the future. For a description of each Series' in-vestment objective and policies, including the risk factors associated with an investment in the Fund, see "Investment Objectives, Policies and Risks." There can be no assurance that a Series' investment objective will be achieved.

  Investment advisory and management services are provided to the Fund by
J. & W. Seligman & Co. Incorporated (the "Manager") and, to the extent re-quested by the Manager in respect of foreign assets, Seligman Henderson Co. (the "Subadviser"). The Fund's distributor is Seligman Financial Services, Inc.

  Each Series offers three classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent de-ferred sales load ("CDSL") of 1% on redemptions within eighteen months of pur-chase. Class B shares are sold without an initial sales load but are subject to a CDSL of 5% on redemptions in the first year after purchase of such shares, declining to 1% in the sixth year and 0% thereafter, an annual distri-bution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on redemptions within one year of purchase, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Fund may be purchased through any authorized investment dealer.

  This Prospectus sets forth concisely the information a prospective investor should know about the Fund and the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional in-formation about the Fund, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Addi-tional Information is available upon request without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety.

 SHARES IN  THE FUND  ARE NOT DEPOSITS  OR OBLIGATIONS  OF, OR  GUARANTEED OR
   ENDORSED BY,  ANY BANK,  AND  SHARES ARE  NOT  FEDERALLY INSURED  BY  THE
    FEDERAL DEPOSIT  INSURANCE CORPORATION,  THE FEDERAL RESERVE  BOARD OR
      ANY OTHER AGENCY.

 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION  OR ANY STATE SECURITIES  COMMISSION NOR HAS THE
    SECURITIES AND  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED  UPON THE  ACCURACY  OR ADEQUACY  OF  THIS PROSPECTUS.  ANY
        REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          SUMMARY OF SERIES EXPENSES

  The purpose of the following tables is to assist investors in understanding the various costs and expenses which shareholders of each Series bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are avail-able in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are sub-ject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSLs on Class B and Class D shares are one-time charges paid only if shares are redeemed within six years or one year of purchase, respectively. For more information concerning reductions in sales loads and for a more complete description of the various costs and expenses, see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. Each Series' Administration, Shareholder Services and Distribution Plan, to which the caption "12b-1 Fees" relates, is discussed under "Adminis-tration, Shareholder Services and Distribution Plans" herein.

                             LARGE-CAP VALUE FUND

                               CLASS A            CLASS B           CLASS D
                         ------------------- ----------------- -----------------
SHAREHOLDER TRANSACTION    (INITIAL SALES     (DEFERRED SALES   (DEFERRED SALES
EXPENSES                  LOAD ALTERNATIVE)  LOAD ALTERNATIVE) LOAD ALTERNATIVE)
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price).......        4.75%              None              None
 Sales Load on
  Reinvested Dividends..        None               None              None
 Deferred Sales Load (as
  a percentage of
  original purchase
  price
  or redemption            None; except 1%    5% in 1st year   1% in first year
  proceeds, whichever is in first 18 months   4% in 2nd year    None thereafter
  lower)................     if initial        3% in 3rd and
                           sales load was        4th years
                         waived in full due   2% in 5th year
                         to size of purchase  1% in 6th year
                                              None thereafter
 Redemption Fees........        None               None              None
 Exchange Fees..........        None               None              None
ANNUALIZED SERIES
OPERATING EXPENSES
 (as a percentage of
average net assets)            CLASS A            CLASS B           CLASS D
                         -------------------  ---------------  ----------------
 Management Fees........         .80%               .80%              .80%
 12b-1 Fees.............         .25%              1.00%**           1.00%**
 Other Expenses (after
  reimbursement)*.......         .45%               .45%              .45%
                                ----               ----              ----
 Total Operating
  Expenses..............        1.50%              2.25%             2.25%
                                ====               ====              ====

  The expense table and the example below for the Large-Cap Value Fund reflect a voluntary undertaking by the Manager and the Subadviser to reimburse a por-tion of "Other Expenses" such that total operating expenses for the current fiscal period will not exceed annualized rates of 1.50%, 2.25%, and 2.25% of the average net assets of Class A, Class B, and Class D shares, respectively. In the absence of these undertakings, it is estimated that "Total Operating Expenses" would equal approximately 2.13%, 2.88%, and 2.88% for Class A, Class B, and Class D shares, respectively. There is no guarantee that these under-takings will continue past the end of the current fiscal period.

EXAMPLE
                                                              1 YEAR  3 YEARS
                                                              ------  -------
An investor would pay the following expenses on a
 $1,000 investment, assuming (1) a 5% annual return
 and (2) redemption at the end of each time period:. Class A   $62     $ 93
                                                     Class B+  $73     $100
                                                     Class D   $33++   $ 70

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% AN-NUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.
* Estimated based on expenses for the current fiscal period.

** Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Deal-ers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.
 + Assuming (1) a 5% annual return and (2) no redemption at the end of the pe-riod, the expenses on a $1,000 investment would be: $23 for 1 year and $70 for 3 years.
++ Assuming (1) a 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: $23.

                             SMALL-CAP VALUE FUND

                               CLASS A            CLASS B           CLASS D
                         ------------------- ----------------- -----------------
SHAREHOLDER TRANSACTION    (INITIAL SALES     (DEFERRED SALES   (DEFERRED SALES
EXPENSES                  LOAD ALTERNATIVE)  LOAD ALTERNATIVE) LOAD ALTERNATIVE)
 Maximum Sales Load
  Imposed on Purchases
  (as a percentage
  of offering price)....        4.75%              None              None
 Sales Load on
  Reinvested Dividends..        None               None              None
 Deferred Sales Load (as
  a percentage of
  original purchase
  price
  or redemption            None; except 1%    5% in 1st year   1% in first year
  proceeds, whichever is in first 18 months   4% in 2nd year    None thereafter
  lower)................     if initial        3% in 3rd and
                           sales load was        4th years
                         waived in full due   2% in 5th year
                         to size of purchase  1% in 6th year
                                              None thereafter
 Redemption Fees........        None               None              None
 Exchange Fees..........        None               None              None
ANNUALIZED SERIES
OPERATING EXPENSES
 (as a percentage of
average net assets)            CLASS A            CLASS B           CLASS D
                         -------------------  ---------------  ----------------
 Management Fees........        1.00%              1.00%             1.00%
 12b-1 Fees.............         .25%              1.00%**           1.00%**
 Other Expenses*........         .42%               .42%              .42%
                                ----               ----              ----
 Total Operating
  Expenses..............        1.67%              2.42%             2.42%
                                ====               ====              ====

EXAMPLE
                                                                           1 YEAR  3 YEARS
                                                                           ------  -------
An investor would pay the following expenses on a $1,000
 investment, assuming
 (1) a 5% annual return and (2) redemption at the end of each
 time period:...................................................  Class A   $64     $ 98
                                                                  Class B+  $75     $105
                                                                  Class D   $35++   $ 75

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% AN-NUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.

* Estimated based on expenses for the current fiscal period.

** Includes an annual distribution fee of .75% and an annual service fee of .25%. Pursuant to the Rules of the National Association of Securities Deal-ers, Inc., the aggregate deferred sales loads and annual distribution fees on Class B and Class D shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The maximum sales charge rule is applied separately to each class. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class B or Class D shareholder of the Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

 + Assuming (1) a 5% annual return and (2) no redemption at the end of the pe-riod, the expenses on a $1,000 investment would be: $25 for 1 year and $75 for 3 years.

++ Assuming (1) a 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: $25.

                             FINANCIAL HIGHLIGHTS

  The financial highlights for each Series' Class A, Class B, and Class D shares for the period presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the finan-cial and accounting records of the Fund, should be read in conjunction with the financial statements and notes contained in the Series' June 30, 1997 Mid-Year Reports, which are incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained free of charge from the Fund at the telephone numbers or address provided on the cover page of this Prospectus.

  "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per share basis, from a Class' beginning net asset value to its ending net asset value so that they may understand the effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by con-verting the actual dollar amounts incurred for each term, as disclosed in the financial statements, to their equivalent per share amount.

  "Total return based on net asset value" measures each Class' performance as-suming investors purchased shares of the Class at the net asset value as of the beginning of the period, invested dividends and capital gains at net asset value and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales loads investors may incur in purchasing shares of any Class. Total returns for periods of less than one year are not annualized.

  "Average commission rate paid" represents the average commissions paid by a Series to purchase or sell securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                             LARGE-CAP VALUE FUND

                                     CLASS A         CLASS B         CLASS C
                                 --------------- --------------- ---------------
                                 APRIL 25, 1997* APRIL 25, 1997* APRIL 25, 1997*
                                       TO              TO              TO
                                  JUNE 30, 1997   JUNE 30, 1997   JUNE 30, 1997
                                 --------------- --------------- ---------------
PER SHARE OPERATING PERFOR-
 MANCE:
Net asset value, beginning of
 period........................      $ 7.14          $ 7.14          $ 7.14
                                     ------          ------          ------
Net investment loss............        (.02)           (.04)           (.04)
Net realized and unrealized in-
 vestment gain.................         .99             .99             .99
                                     ------          ------          ------
Increase from investment opera-
 tions.........................         .97             .95             .95
Distributions from net gain re-
 alized........................         --              --              --
                                     ------          ------          ------
Net increase in net asset val-
 ue............................         .97             .95             .95
                                     ------          ------          ------
Net asset value end of period..      $ 8.11          $ 8.09          $ 8.09
                                     ======          ======          ======
TOTAL RETURN BASED ON NET ASSET
 VALUE.........................       13.59 %         13.31 %         13.31 %
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.        3.15 %+         3.95 %+         3.95 %+
Net investment loss to average
 net assets....................       (1.47)%+        (2.27)%+        (2.27)%+
Portfolio turnover.............       14.76 %         14.76 %         14.76 %
Average commission rate paid...      $.0592          $.0592          $.0592
Net assets, end of period (000s
 omitted)......................      $8,895          $5,369          $2,633

--------
 * Commencement of operations.
 + Annualized.

                              SMALL-CAP VALUE FUND

                                     CLASS A         CLASS B         CLASS C
                                 --------------- --------------- ---------------
                                 APRIL 25, 1997* APRIL 25, 1997* APRIL 25, 1997*
                                       TO              TO              TO
                                  JUNE 30, 1997   JUNE 30, 1997   JUNE 30, 1997
                                 --------------- --------------- ---------------
PER SHARE OPERATING PERFOR-
 MANCE:
Net asset value, beginning of
 period........................      $  7.14         $  7.14         $  7.14
                                     -------         -------         -------
Net investment loss............         (.02)           (.03)           (.03)
Net realized and unrealized in-
 vestment gain.................         1.48            1.48            1.48
                                     -------         -------         -------
Increase from investment opera-
 tions.........................         1.46            1.45            1.45
Distributions from net gain re-
 alized........................          --              --              --
                                     -------         -------         -------
Net increase in net asset val-
 ue............................         1.46            1.45            1.45
                                     -------         -------         -------
Net asset value end of period..      $  8.60         $  8.59         $  8.59
                                     =======         =======         =======
TOTAL RETURN BASED ON NET ASSET
 VALUE.........................        20.45 %         20.31 %         20.31 %
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.         2.36 %+         3.14 %+         3.14 %+
Net investment loss to average
 net assets....................        (1.44)%+        (2.22)%+        (2.22)%+
Portfolio turnover.............        10.12 %         10.12 %         10.12 %
Average commission rate paid...       $.0564          $.0564          $.0564
Net assets, end of period (000s
 omitted)......................      $22,115         $16,152         $10,844

--------
 * Commencement of operations.
 + Annualized.

                            PERFORMANCE INFORMATION

  LARGE-CAP VALUE FUND

  The Large-Cap Value Fund commenced investment operations on April 25, 1997. The data presented below illustrates comparative performance between the Large-Cap Value Fund, the Russell 1000 Index, and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").

                                 TOTAL RETURNS

           CLASS A                CLASS B         CLASS D
  ------------------------------------------- ---------------
      WITH         WITHOUT    WITH 5% WITHOUT WITH 1% WITHOUT  RUSSELL    S&P
  SALES CHARGE   SALES CHARGE  CDSL    CDSL    CDSL    CDSL   1000 INDEX  500
  ------------   ------------ ------- ------- ------- ------- ---------- ------
     18.13%         24.09%    18.67%  23.67%  22.67%  23.67%    20.47%   19.14%

  The total return figures for the Large-Cap Value Fund are for the period April 25, 1997 to September 30, 1997. They reflect all changes in price per share and assume the investment of dividend and capital gain distributions. Class A returns are calculated with and without the effect of the initial 4.75% maximum sales charge. Class B returns are calculated with and without the ef-fect of the maximum 5% CDSL, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Class D returns are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. See "Purchase of Shares--Contingent Deferred Sales Load." The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  The Russell 1000 Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends, and do not reflect fees and sales charges. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The S&P 500 measures the performance of the 500 largest U.S. companies based on market capitalization. Investors cannot invest directly in an index. The total return figures provided for these indices are for the period April 30, 1997 to September 30, 1997.

  The performance results presented below are the actual performance of one private institutional account managed by Neil T. Eigen, Portfolio Manager, and Richard S. Rosen, Co-Portfolio Manager, of the Large-Cap Value Fund, while em-ployed at their previous employer. The account was managed with the investment objective, policies, and strategies substantially similar to those which Messrs. Eigen and Rosen follow in managing the Large-Cap Value Fund. The ac-count's performance is also representative of a number of other similar ac-counts that Messrs. Eigen and Rosen have managed.



   ANNUAL RATES OF RETURN FOR FIVE
             YEARS
       ENDED DECEMBER 31, 1996

                                 PRIVATE S&P
                                 ACCOUNT 500
                                 ------- ----
1992............................  11.3%   7.6%
1993............................  12.0   10.1
1994............................   1.6    1.3
1995............................  42.1   37.6
1996............................  21.4   23.0


                                    [CHART]

                         AVERAGE ANNUAL TOTAL RETURNS

Private Account
S&P 500

                    1 Year          3 Years         5 Years

                21.4%   23.0%   20.6%  19.7%    16.9%  15.2%

                          Annualized through 12/31/96

  The performance of the private account does not represent historical perfor-mance of the Large-Cap Value Fund (which does not yet have a long-term perfor-mance record) and should not be interpreted as a substitute for the Large-Cap Value Fund's performance, or as an indication of the Large-Cap Value Fund's performance, or as an indication of the Large-Cap Value Fund's future perfor-mance.

  Private accounts are not subject to certain investment limitations, diversi-fication requirements, and other restrictions imposed by the Investment Com-pany Act of 1940 ("1940 Act") and Internal Revenue Code of 1986, as amended (the "Code") which, if applicable, may have adversely affected the performance results presented above.

  The performance presented is net of the management fee rate paid on the pri-vate account, but does not reflect the imposition of any sales loads. If sales loads were reflected, performance would have been lower. The Large-Cap Value Fund's fees and expenses will be greater than those charged on the account.

  SMALL-CAP VALUE FUND

  The Small-Cap Value Fund commenced investment operations on April 25, 1997. The data presented below illustrates comparative performance between the Small-Cap Value Fund and the Russell 2000 Index.

                                 TOTAL RETURNS

           CLASS A                CLASS B         CLASS D
  ------------------------------------------- ---------------
      WITH         WITHOUT    WITH 5% WITHOUT WITH 1% WITHOUT  RUSSELL
  SALES CHARGE   SALES CHARGE  CDSL    CDSL    CDSL    CDSL   2000 INDEX
  ------------   ------------ ------- ------- ------- ------- ----------
     31.60%         38.24%    32.82%  37.82%  36.82%  37.82%    33.14%

  The total return figures for the Small-Cap Value Fund are for the period April 25, 1997 to September 30, 1997. They reflect all changes in price per share and assume the investment of dividend and capital gain distributions. Class A returns are calculated with and without the effect of the initial 4.75% maximum sales charge. Class B returns are calculated with and without the effect of the maximum 5% CDSL, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Class D returns are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. See "Purchase of Shares--Contingent Deferred Sales Load." The rates of return will vary and the principal value of an investment will fluctuate. Shares, if re-deemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

  The Russell 2000 Index is an unmanaged benchmark that assumes investment of dividends, and does not reflect fees and sales charges. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. com-panies based on total market capitalization. Investors cannot invest directly in an index. The total return figure provided for this index is for the period April 30, 1997 to September 30, 1997.

ALTERNATIVE DISTRIBUTION SYSTEM

  Each Series offers three classes of shares. Class A shares are sold to in-vestors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing fees. Class B shares are sold to in-vestors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their partic-ular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing fees, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter be-ing subject to higher ongoing fees and either a CDSL for a six-year period with automatic conversion to Class A shares after eight years or a CDSL for a one-year period with no automatic conversion to Class A shares.

  Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fees of Class B and Class D shares may exceed the ini-tial sales load and lower ongoing fee of Class A shares. This consideration must be weighed against the fact the amount invested in a Series will be re-duced by the initial sales load on Class A shares deducted at the time of pur-chase. Furthermore, the higher distribution fees on Class B and Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares. Investors who qualify for reduced ini-tial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived be-cause the amount of Class A shares purchased reached $1,000,000 or more. In addition, Class B shares will be converted automatically to Class A shares af-ter a period of approximately eight years, and thereafter investors will be subject to lower ongoing fees. Shares purchased through reinvestment of divi-dends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

  Alternatively, some investors might choose to have all of their funds in-vested initially in Class B or Class D shares, although remaining subject to a higher continuing distribution fee and, for a six-year or one-year period, a CDSL as described below. For example, an investor who does not qualify for re-duced sales loads would have to hold Class A shares for more than 6.33 years for the Class B or Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class D shares' 1% distribution fee, other expenses charged to each class, fluctuations in net asset value or the effect of the return on the in-vestment over this period of time.

  Investors should bear in mind that total asset based sales charges (i.e., the higher continuing distribution fee plus the CDSL) on Class B shares that are redeemed may exceed the total asset based sales charges that would be pay-able on a purchase of the same amount of Class A or Class D shares, particu-larly if the Class B shares are redeemed shortly after purchase or if the in-vestor qualifies for a reduced sales load on the Class A shares.

  Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales loads and higher distribu-tion fees with respect to Class B and Class D shares in that the sales loads and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Series.

  Class B and Class D shares are subject to the same ongoing distribution fees but Class D shares are subject to a CDSL for a shorter period of time (one year as opposed to six years) than Class B shares. However, unlike Class D shares, Class B shares automatically convert to Class A shares after eight years, which are subject to lower ongoing fees.

  The three classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, po-tentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution and other expenses of each class. Class B and Class D shares bear higher distribution fees, which will cause the Class B and Class D shares to pay lower dividends than the Class A shares. The three classes also have separate exchange privileges.

  The Directors of the Fund believe that no conflict of interest currently ex-ists between the Class A, Class B and Class D shares of each Series. On an on-going basis, the Directors, in the exercise of their fiduciary duties under the 1940 Act and Maryland law, will seek to ensure that no such conflict aris-es. For this purpose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is rea-sonably necessary to eliminate any such conflicts that may develop.

  DIFFERENCES BETWEEN CLASSES. The primary differences between Class A, Class B and Class D shares are their sales load structures and ongoing expenses as set forth below. The primary differences between Class B and Class D shares are that Class D shares are subject to a shorter CDSL period and a lower CDSL rate but Class B shares automatically convert to Class A shares after eight years, resulting in a reduction in ongoing fees. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSL period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongo-ing fees resulting from the conversion to Class A shares. Other investors, however, may elect to purchase Class D shares if they determine that it is ad-vantageous to have all their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in the Fund or an-other Seligman Mutual Fund for which the exchange privilege is available. Al-though Class D shareholders are subject to a shorter CDSL period at a lower rate, they forgo the Class B automatic conversion feature, making their in-vestment subject to higher distribution fees for an indefinite period of time. Each class has advantages and disadvantages for different investors, and in-vestors should choose the class that best suits their circumstances and their objectives.

                                    ANNUAL 12B-1 FEES
                INITIAL             (AS A % OF AVERAGE                 OTHER
               SALES LOAD           DAILY NET ASSETS)               INFORMATION
              ------------          ------------------           ------------------
CLASS A       Maximum                  Service fee                  Initial sales load
              initial                  of .25%.                     waived or
              sales load                                            reduced for
              of 4.75% of                                           certain purchases.
              the public                                            CDSL of 1% on
              offering                                              redemptions within
              price.                                                18 months of
                                                                    purchase on shares
                                                                    on which initial
                                                                    sales load was
                                                                    waived in full due
                                                                    to the size of the
                                                                    purchase.
CLASS B       None                     Service fee                  CDSL of:
                                       of .25%;                     5% in 1st year
                                       Distribution                 4% in 2nd year
                                       fee of .75%                  3% in 3rd and
                                       until                        4th years
                                       conversion.*                 2% in 5th year
                                                                    1% in 6th year
                                                                    0% after 6th year.
CLASS D       None                     Service fee                  CDSL of 1% on
                                       of .25%;                     redemptions within
                                       Distribution                 one year of
                                       fee of .75%.                 purchase.

-------
* Conversion occurs at the end of the month which precedes the 8th anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

  The Large-Cap Value Fund and the Small-Cap Value Fund are each a series of Seligman Value Fund Series, Inc., an open-end diversified management invest-ment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland on January 27, 1997.

  SELIGMAN LARGE-CAP VALUE FUND. The investment objective of the Large-Cap Value Fund is long-term capital appreciation. The investment objective is a fundamental policy and may not be changed without shareholder approval. The Series seeks to achieve this objective by investing at least 65% of its total assets in equity securities of companies with large market capitalization (i.e., market capitalization of $2 billion or more) at the time of purchase by the Series and identified by the Manager as value companies. There can be no assurance that the Series will meet its investment objective.

  SELIGMAN SMALL-CAP VALUE FUND. The investment objective of the Small-Cap Value Fund is long-term capital appreciation. The investment objective is a fundamental policy and may not be changed without shareholder approval. The Series seeks to achieve this objective by investing at least 65% of its total assets in equity securities of companies with small market capitalization (i.e., market capitalization of up to $1 billion) at the time of purchase by the Series and identified by the Manager as value companies. There can be no assurance that the Series will meet its investment objective.

  A value company, as determined by the Manager, is a company that typically displays, among other things, a relatively low price-to-book and/or price-to-earnings ratio. The Manager, in selecting securities for inclusion in each Se-ries' portfolio, may also consider, among other factors, evaluation of a company's growth prospects, quality of management, and liquidity. The Manager will also look for companies in which new management or proposed restructuring plans are expected by the Manager to have a positive impact on the company's overall business operations and productivity.

  Under normal market conditions, each Series anticipates that it will be in-vested primarily in equity securities of domestic issuers, including common stock, preferred stock and stock convertible into or exchangeable for such se-curities. Each Series expects that no more than 15% of its assets will be in-vested in cash or fixed-income securities except for temporary defensive pur-poses.

  SMALL COMPANY INVESTMENT RISK FACTORS. Investments in smaller companies may involve greater risks than larger companies, such as limited product lines, markets and financial or managerial resources. Less frequently traded securi-ties may be subject to more abrupt price movements than securities of larger companies.

  DERIVATIVES. Each Series may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Series will not invest in derivatives for speculative purposes, i.e., where the derivative in-vestment exposes the Series to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

  A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Se-ries will not invest in a specific type of derivative without prior approval from the Fund's Board of Directors, after consideration of, among other things, how the derivative instrument serves the Series' investment objective, and the risk associated with the investment. The only types of derivatives in which each Series is currently permitted to invest are stock purchase rights and warrants, and, as described more fully below, put options.

  OPTIONS TRANSACTIONS. Each Series may purchase put options on portfolio se-curities in an attempt to hedge against a decrease in the price of a security held by such Series. A Series will not purchase options for speculative pur-poses. Purchasing a put option gives a Series the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

  When a Series purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Series, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Objectives, Policies and Risks" in the Statement of Additional Information.

  ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1993 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determi-nation be made, the Manager, acting pursuant to such procedures, will care-fully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A se-curity continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This in-vestment practice could have the effect of increasing the level of illiquidity in the Series, if, and to the extent that, qualified institutional buyers be-come for a time uninterested in purchasing Rule 144A securities.

  FOREIGN SECURITIES. Each Series may invest in commercial paper and certifi-cates of deposit issued by foreign banks and may invest in other securities of foreign issuers directly or through American Depositary Receipts ("ADRs"), Eu-ropean Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts").

  Foreign investments may be affected favorably or unfavorably by changes in currency rates and ex- change control regulations. There may be less infor-mation available about a foreign company than about a U.S. company and foreign companies may not be subject to reporting standards and requirements compara-ble to those applicable to U.S. companies. Foreign securities may not be as liquid as U.S. securities. Securities of foreign companies may involve greater market risk than securities of U.S. companies, and foreign brokerage commis-sions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or po-litical risks, political instability and possible nationalization of issuers. Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally re-flects the dollar equivalent of the home country share price. EDRs and GDRs are typically traded in Europe and in both Europe and the United States, re-spectively. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored pro-grams, the issuers may not be directly involved in the creation of the pro-gram. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. Each Series may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

  FIXED-INCOME SECURITIES. The fixed-income securities in which each Series may invest are not required to be rated by a recognized rating agency. As a matter of policy, each Series will invest only in "investment grade" debt se-curities or, in the case of unrated securities, debt securities that are, in the opinion of the Manager, of equivalent quality to "investment grade" secu-rities. "Investment grade" debt securities are rated within the four highest rating categories as determined by Moody's Investors Ser-vice, Inc. ("Moody's") or Standard and Poor's Rating Service ("S&P"). A description of the debt securities ratings appears in Appendix A to the Statement of Addi-tional Information.

  BORROWING. Each Series may borrow money only from banks and only for tempo-rary or emergency purposes in an amount not to exceed 15% of the value of its total assets. The Fund may pledge its assets only to the extent necessary to effect permitted borrowings on a secured basis.

  Investment gains realized with additional funds borrowed will generally cause the net asset value of a Series' shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of such Series' shares could decrease faster than if there had been no borrowings. Borrowing, when used in this man-ner, is a speculative practice known as "leveraging."

  REPURCHASE AGREEMENTS. Each Series may enter into repurchase agreements with commercial banks or broker/dealers under which the Series acquires a U.S. Gov-ernment or a short-term money market instrument subject to resale at a mutu-ally agreed-upon price and time. The resale price reflects an agreed upon in-terest rate effective for the period the Series holds the instrument that is unrelated to the interest rate on the instrument.

  A Series' repurchase agreements will at all times be fully collateralized, and the Series will make payment for such securities only upon physical deliv-ery or evidence of book entry transfer to the account of its custodian. Repur-chase agreements could involve certain risks in the event of bankruptcy or other default of the seller, including possible delays and expenses in liqui-dating the underlying security, decline in the value of the underlying secu-rity and loss of interest.

  TEMPORARY INVESTMENTS. When the Manager believes that market conditions war-rant a temporary defensive position, a Series may invest up to 100% of its as-sets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. In-vestments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state govern-ments. A Series' investments in commercial paper of U.S. issuers will be lim-ited to (a) obligations rated Prime-1 by Moody's or A-1 by S&P or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by S&P. A description of various commercial paper ratings appears in Appendix A to the Statement of Additional Information. A Series' investments in foreign short-term instruments will be limited to those that, in the opinion of the Manager, equate generally to the standards estab-lished for U.S. short-term instruments.

  Except as noted above, the foregoing investment policies are not fundamental and the Fund's Board of Directors may change such policies, including the pa-rameters by which "large" and "small" market capitalizations are defined, without the vote of a majority of a Series' outstanding voting securities. A more detailed description of the Series' investment policies, including a list of those re-strictions on the Series' investment activities which cannot be changed with-out such a vote, appears in the Statement of Additional Information. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Se-ries means the affirmative vote of the lesser of (1) more than 50% of the out-standing shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are repre-sented at the meeting in person or by proxy.

MANAGEMENT SERVICES

  THE MANAGER. The Board of Directors provides broad supervision over the af-fairs of the Fund. Pursuant to a Management Agreement between the Fund, on be-half of each Series, and the Manager, the Manager manages the investments of the Fund and administers the business and other affairs of the Fund. The ad-dress of the Manager is 100 Park Avenue, New York, NY 10017.

  The Manager also serves as manager of seventeen other investment companies which, together with the Fund, comprise the "Seligman Group." These companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Selig-man Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Hen-derson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., and Tri-Continental Corpora-tion. The aggregate assets of the Seligman Group were approximately $17.7 bil-lion at October 31, 1997. The Manager also provides investment management or advice to institutional accounts having an aggregate value at October 31, 1997 of approximately $6.0 billion.

  Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

  The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

  The Manager is entitled to receive a management fee from each Series, calcu-lated daily and payable monthly, equal to an annual rate of .80% of the Large-Cap Value Fund's average daily net assets and 1.00% of the Small-Cap Value Fund's average daily net assets.

  The Fund pays all of its expenses other than those assumed by the Manager, including fees for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining corporate existence, custody and shareholder service, shareholder relations and insurance costs and fees and expenses of directors of the Fund not employed by (or serving as a Director of) the Manager or its affiliates.

  THE SUBADVISER. The Subadviser may provide investment management services to the Fund with respect to all or a portion of each Series' foreign investments, as designated by the Manager ("Qualifying Assets"). Each Series has a non-fun-damental policy under which it may invest up to 10% of its total assets in foreign securities that are held directly. The 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks. Pursuant to a Subadvisory Agreement between the Manager and the Subadviser, the Subadviser, with respect to the Qualifying Assets, provides investment management services including investment research, advice and supervision, determines which securities will be purchased or sold, makes pur-chases and sales on behalf of the Series and determines how voting and other rights with respect to securities held by a Series shall be exercised, subject in each case to the control of the Fund's Board of Directors and in accordance with the Series' investment objectives, policies and principles. For this service, the Subadviser receives a fee, payable monthly, from the Manager in respect of each Series. The subadvisory fee rate, which is applied to the av-erage monthly net Qualifying Assets of each Series (i.e., the Qualifying As-sets less any liabilities as designated by the Manager), is the same as the overall rate paid to the Manager by each Series.

  The Subadviser was founded in 1991 as a joint venture between the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. The Subadviser, headquartered in New York, was created to provide interna-tional and global investment advice to institutional and individual investors and investment companies. The Subadviser currently serves as subadviser to Se-ligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communi-cations and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., each series of Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., certain portfolios of Seligman Portfolios, Inc., and Tri-Continental Corporation. The address of the Subadviser is 100 Park Av-enue, New York, NY 10017.

  PORTFOLIO MANAGERS. Mr. Neil T. Eigen is Vice President of the Fund and Portfolio Manager of each Series. Mr. Eigen joined the Manager on January 3, 1997 as a Managing Director and Head of the Manager's Value Investment Team. Before joining the Manager, Mr. Eigen served as Senior Managing Director, Chief Investment Officer and Director of Equity Investing at Bear Stearns As-set Management.

  Mr. Richard S. Rosen is Co-Portfolio Manager of each Series. Mr. Rosen joined the Manager on January 3, 1997 as a Senior Vice President, Investment Officer. Before joining the Manager, Mr. Rosen served as a Managing Director and Portfolio Manager at Bear Stearns Asset Management.

  PORTFOLIO TRANSACTIONS. The Management Agreement and Subadvisory Agreement each recognize that in the purchase and sale of portfolio securities, the Man-ager and the Subadviser will seek the most favorable price and execution and, consistent with that policy, may give consideration to the research, statisti-cal and other services furnished by brokers or dealers to the Manager and Subadviser. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage com-mission rates, and research and analysis received may be useful to the Manager and Subadviser in connection with its services to other clients as well as to the Series. In over-the-counter markets, orders are placed with responsible primary market makers unless a more favorable execution or price is believed to be obtainable.

  Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors of the Fund may determine, the Man-ager and Subadviser may consider sales of shares of the Series and, if permit-ted by applicable laws, may consider sales of shares of the other Seligman Mu-tual Funds as a factor in the selection of brokers or dealers to execute port-folio transactions for the Series.

  PORTFOLIO TURNOVER. A change in securities held by a Series is known as "portfolio turnover" which may result in the payment by such Series of dealer spreads or underwriting commissions and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of each Series to hold securities for investment, changes in securities held by a Series will be made from time to time when the Manager believes such changes will strengthen such Series portfolio.

The portfolio turnover of each Series is not expected to exceed 100%.

PURCHASE OF SHARES

  Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Av-enue, New York, NY 10017.

  Each Series issues three classes of shares: Class A shares are sold to in-vestors choosing the initial sales load alternative; Class B shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and a CDSL with respect to redemptions within six years of purchase and who desire shares to convert automatically to Class A shares after eight years; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

  Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next com-puted after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.

  THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN A SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBU- TIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS THAT DO NOT MEET THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR FUND ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK (R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIX SM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

  The minimum amount for initial investment in each Series is $500 for invest-ors who purchase shares of the Series through Merrill Lynch's MFA or MFA Se-lect programs.

  There is no minimum investment required for investors who purchase shares of the Series through wrap free programs.

  No purchase order may be placed for Class B shares for an amount of $250,000 or more.

  Orders received by an authorized dealer before the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value as next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.

  Payment for dealer purchases may be made by check or by wire. To wire pay-ments, dealer orders must first be placed through SFSI's order desk and as-signed a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Series) (A, B or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for spe-cific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.

  Current shareholders may purchase additional shares of the Series at any time through any authorized dealer or by sending a check payable to the "Se-ligman Group of Funds" to Seligman Data Corp. in its postage-paid return enve-lope or directly to P.O. BOX 3947, NEW YORK, NY 10008-3947. Checks for invest-ment must be in U.S. dollars drawn on a domestic bank. Credit Card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Fund. The check should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Series' name and class of shares (A, B or D). IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FUR-THER CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES. Orders sent directly to Seligman Data Corp. will be executed at the Series' net asset value next determined after the order is ac-cepted plus, in the case of Class A shares, any applicable sales load.

  Seligman Data Corp. may charge a $10.00 ser- vice fee for checks returned to it as uncollectable. This charge will be deducted from the shareholder's ac-count. For the protection of the Fund and its shareholders, no redemption pro-ceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.

  VALUATION. The net asset value of a Series' shares is determined each day, Monday through Fri- day, as of the close of trading on the NYSE (normally, 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Net asset value is calculated separately for each class of a Series. Securities traded on a U.S. or foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are trad-ed. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Fund's Board of Directors. Short-term holdings maturing in 60 days or less are gener-ally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value until the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value as of such date unless the Board determines that amortized cost value does not represent fair market value.

  Although the legal rights of Class A, Class B and Class D shares are sub-stantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset values of Class B and Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fees charged to Class B and Class D shares. In addition, net asset value per share of the three classes will be affected to the extent any other expenses differ among classes.

  CLASS A SHARES--INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the follow-ing schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plans" below.


                      CLASS A SHARES--SALES LOAD SCHEDULE

                                SALES LOAD AS A
                                 PERCENTAGE OF
                              -------------------
                                                   REGULAR
                                                   DEALER
                                       NET AMOUNT DISCOUNT
                                        INVESTED  AS A % OF
          AMOUNT OF           OFFERING (NET ASSET OFFERING
           PURCHASE            PRICE     VALUE)     PRICE
  ------------------------------------ ---------- ---------
         Less than  $  50,000   4.75%     4.99%     4.25%
  $        50,000-     99,999   4.00      4.17      3.50
          100,000-    249,999   3.50      3.63      3.00
          250,000-    499,999   2.50      2.56      2.25
          500,000-    999,999   2.00      2.04      1.75
         1,000,000  or more*       0         0         0

 -------
 * Shares acquired at net asset
   value pursuant to the above
   schedule will be subject to a
   CDSL of 1% if redeemed within 18
   months of purchase. See
   "Purchase of Shares--Contingent
   Deferred Sales Load."

  There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if re-deemed within eighteen months of purchase.

  SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows, 1.00% of NAV sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.

  SFSI shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman Mutual Funds partici-pating in an "eligible employee benefit plan" (as defined below under "Special Programs") that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either the participating eligible employee benefit plan has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligi-ble employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million;
 .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

  REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

  Class A shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumula-tion or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.

 . VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the Seligman Mu-tual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.

 . THE RIGHT OF ACCUMULATION allows an investor to combine the amount being in-vested in shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net as-set value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load to determine reduced sales loads in ac-cordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts.

 . A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new ac-counts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."

  SPECIAL PROGRAMS. The Fund may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

  Class A shares also may be issued without an initial sales load in connec-tion with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net pro-ceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration un-der Section 3(c)(11) of the 1940 Act; to registered representatives and em-ployees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such ac-counts; pursuant to sponsored arrangements with organizations which make rec-ommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

  Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are avail- able at net asset value and are not subject to a CDSL.

  CLASS B SHARES. Class B shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

YEARS SINCE PURCHASE                                                        CDSL
--------------------                                                        ----
less than 1 year...........................................................  5%
1 year or more but less than 2 years.......................................  4%
2 years or more but less than 3 years......................................  3%
3 years or more but less than 4 years......................................  3%
4 years or more but less than 5 years......................................  2%
5 years or more but less than 6 years......................................  1%
6 years or more............................................................  0%

  Class B shares are also subject to an annual distribution fee of .75% and an annual service fee of up to .25% of the average daily net asset value of the Class B shares. SFSI will make a 4% payment to dealers in respect of purchases of Class B shares. Approximately eight years after purchase, Class B shares will convert automatically to Class A shares, which are subject to an annual service fee of .25% but no distribution fee. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the un-derlying shares on which they were earned. Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of a Series are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of a Series exercising the exchange privilege will continue to be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the new Class B shares. In addition, Class B shares of a Series acquired by exchange will be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which the exchange has been made.

  CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25%, of the average daily net asset value of the Class D shares. SFSI will make a 1% pay-ment to dealers in respect of purchases of Class D shares. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

  CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on any redemption of Class B or Class D shares which were purchased during the preceding six years (for Class B shares) or twelve months (for Class D shares). The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 4% (in the case of Class B shares) or 1% (in the case of Class D shares) made by it to Service Organizations (as defined under "Administration, Shareholder Services and Distribution Plan") at the time of sale. Pursuant to an agreement with FEP Capital, L.P. ("FEP") to fund payments in respect of Class B shares, SFSI has agreed to pay any Class B CDSL to FEP.

  A CDSL of 1% will also be imposed on any redemption of Class A shares pur-chased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee benefit plans eligible for net asset value sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.

  The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursu-ant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Dean Witter Reyn-olds, Inc. ("Dean Witter") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Dean Witter will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

  To minimize the application of a CDSL to a redemption, shares acquired pur-suant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest pe-riod of time within the applicable CDSL period will then be redeemed. Addi-tionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, which-ever is less. No CDSL will be imposed on shares acquired through the investment of dividends or distributions from any Class A, Class B or Class D shares of Seligman Mutual Funds.

  For example, assume an investor purchased 100 Class D shares in January at a price of $10.00 per share. During the first year, 5 additional Class D shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 Class D shares are purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 Class D shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
 (122.449 @ $12.25) as follows:...................................... $1,500.00
                                                                      =========
Dividend/Distribution shares
 (5 @ $12.25)........................................................ $   61.25
Shares held more than 1 year
 (100 @ $12.25)......................................................  1,225.00

Shares held less than 1 year subject to CDSL (17.449 @ $12.25).......    213.75
                                                                      ---------
 Gross proceeds of redemption........................................ $1,500.00
 Less CDSL (17.449 shares @
  $12.00 = $209.39 X 1% = $2.09).....................................     (2.09)
                                                                      ---------
 Net proceeds of redemption.......................................... $1,497.91
                                                                      =========

  For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the re-demption of shares.

  The CDSL will be waived or reduced in the following instances:

  (a) on redemptions following the death or disability of a shareholder, as defined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) dis-tributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, or attain-ment of age 59 1/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an au-tomatic cash withdrawal service; and (f) in connection with the redemption of shares of the Fund if the Fund is combined with another mutual fund in the Se-ligman Group, or another similar reorganization transaction.

  If, with respect to a redemption of any Class A, Class B or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

  SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of pay-ment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promo-tional activities and payments shall be consistent with the Rules of the Na-tional Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS

  A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Series shares, (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

  For investors who purchase shares by completing and submitting an Account Application (except those accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans): Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record as designated on the Account Application, will automatically receive telephone services.

  For investors who purchase shares through a broker/dealer: Telephone serv-ices for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

  For accounts registered as IRAs. Telephone services will include only ex-changes or address changes.

  For accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans: Telephone re-demptions are not permitted. Group retirement plans that may allow plan par-ticipants to place telephone exchanges directly with the Fund must first pro-vide a letter of authorization signed by the plan custodian or trustee, and provide a telephone services election form signed by each plan participant. Additionally, group retirement plans are not permitted to change a dividend or gain distribution option.

  All Seligman Mutual Fund accounts with the same account number (i.e., regis-tered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include tele-phone services if the existing account has telephone services. Telephone serv-ices may also be elected at any time on a supplemental telephone services election form.

  For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

  During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder or the shareholder's representative should consider using other redemption or exchange procedures. (See "Redemp-tion of Shares" below.) Use of these other redemption or exchange procedures will result in the request being processed at a later time than if a telephone transaction had been used, and the Series' net asset value may fluctuate dur-ing such periods.

  The Fund and Seligman Data Corp. will employ reasonable procedures to con-firm that instructions communicated by telephone are genuine. These will in-clude: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably be-lieved to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Tele-phone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s auto-mated telephone answering system. Shareholders, of course, may refuse or can-cel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S BROKER/DEALER WITHOUT THE WRITTEN AUTHORIZATION OF THE SHAREHOLDER. Written acknowledgment of the addi-tion of telephone services to an existing account or termination of telephone ser-vices will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES

  A shareholder may redeem shares held in book credit ("uncertificated") form without charge (except a CDSL, if applicable) at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery service, to 100 Park Avenue, New York, NY, 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge (except a CDSL, if applicable) by surren-dering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all share owners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the Series name, account number, class of shares (A, B or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

  If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to some-one other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible fi-nancial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan as-sociations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also nec-essary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A COR-PORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.

  In the case of Class A shares (except for shares purchased without an ini-tial sales load due to the size of the purchase), and in the case of Class B shares redeemed after six years and Class D shares redeemed after one year, a share-holder will receive the net asset value per share next determined after re-ceipt of a request in good order. If Class A shares which were purchased with-out an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares--Initial Sales Load" above. If Class B shares are redeemed within six years of purchase, a shareholder will receive the net asset value per share next determined after receipt of the request in good order, less the applica-ble CDSL, as described under "Purchase of Shares--Class B Shares" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of the re-quest in good order, less a CDSL of 1% as described under "Purchase of Shares--Class D Shares" above.

  A shareholder also may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiv-ing the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Fund makes no charge for this transaction, but the dealer may charge you a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.

  TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares pay-able to the address of record may be made once per day, in an amount of up to $50,000 per fund account. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450, by the close of regular trading on the NYSE will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Qualified Plans, IRAs or other retirement plans are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.

  For more information about telephone redemptions and the circumstances under which a share-holder may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

  GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the reg-istered owners on the account. With respect to shares repurchased by the Fund, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made pay-able to the investment dealer. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.

  The Fund reserves the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than a minimum amount specified by the Fund's Board of Directors, which is presently $500. Shareholders would be sent a notice before the redemption is processed stating that the value of the investment in the Series is less than the specified minimum and that they have sixty days to make an additional investment.

  REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Se-ligman Mutual Funds, the shareholder may, within 120 calendar days of the date of the redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in shares of the Series or in shares of any of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate all or any part of the investment in shares of the same class of a Series or of any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applica-ble CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is re-ceived. Seligman Data Corp. must be informed that the purchase represents a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED; AND THE MINIMUM INITIAL IN-VESTMENT MUST BE MET AT THE TIME OF REINSTATEMENT.

  Generally, exercise of the Reinstatement Privilege does not alter the fed-eral income tax status of any capital gain realized on a sale of Series shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds rein-vested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

  Under each Series' Administration, Shareholder Services and Distribution Plan (the "Plans"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of such Series' Class A, Class B and Class D shares. Payments under the Plans may include, but are not limited to:
(i) compensation to securities dealers and other organizations ("Service Orga-nizations") for providing distribution assistance with respect to assets in-vested in the Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Se-ries shareholders, and (iii) otherwise promoting the sale of shares of the Se-ries, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospec-tuses to prospective investors and defraying SFSI's costs incurred in connec-tion with its marketing efforts with respect to shares of the Series. The Man-ager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from each Series.

  Under the Plans, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net as-set value of Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organi-zations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.

  Under the Plans, each Series reimburses SFSI for its expenses with respect to Class B and Class D shares at an annual rate of up to 1% of the respective average daily net asset value of the Class B and Class D shares. Proceeds from the Class B distribution fees are used to pay Service Organizations a continu-ing fee of up to .25% on an annual basis of the average net asset value of Class B shares attributable to particular Service Organizations for providing per-sonal service and/or maintenance of shareholder accounts and will also be used by SFSI to defray the expense of the payment of 4% made by it to Service Organizations at the time of sale of Class B shares. In that connection, SFSI has assigned to FEP its interest in most of the fee payable to it in respect of the Class B shares, other than the portion payable to Service Organizations on a continuing basis. Proceeds from the Class D dis-tribution fees are used primarily to compensate Service Organizations for ad-ministration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of Class D shares attributable to particular Service Organizations for providing personal services and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class B and Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and dis-tribution of Class B and Class D shares in one fiscal year of the Fund may be paid from Class B and Class D Plan fees, respectively, received from the Fund in any other fiscal year. The Plans are reviewed by the Fund's Directors annu-ally.

  Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for most share-holder accounts that do not have a designated broker/dealer of record and re-ceives compensation for providing personal service and account maintenance to such accounts of record.

EXCHANGE PRIVILEGE

  A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of any of the other Seligman Mu-tual Funds. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

  Class A, Class B or Class D shares may be exchanged only for Class A, Class B or Class D shares, respectively, of another Seligman Mutual Fund on the ba-sis of relative net asset value.

  If shares that are subject to a CDSL are exchanged for shares of another fund, for purposes of assessing the CDSL payable upon disposition of the ex-changed shares, the applicable holding period shall be reduced by the holding period of the original shares.

  Class B shareholders of a Series exercising the exchange privilege will con-tinue to be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule of the new Class B shares. In addition, Class B shares of a Series acquired by exchange will be subject to such Series' CDSL schedule if such schedule is higher or longer than the CDSL schedule relating to the Class B shares of the fund from which such shares were exchanged.

  The Seligman Mutual Funds available under the Exchange Privilege are:

  . SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

  . SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

  . SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

  . SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

  . SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value; in-come may be considered but will only be incidental to the Fund's investment objective.

  . SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

  . SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Hen-derson International Fund, the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund, which seek long-term capital appreciation primarily by in-vesting in companies either globally or internationally.

  . SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

  . SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

  . SELIGMAN MUNICIPAL FUND SERIES, INC. consists of several State Series and a National Series. The National Municipal Series seeks to provide maximum in-come exempt from regular federal income taxes; individual state series, each seeking to maximize income exempt from regular federal income taxes and from personal income taxes in designated states, are available for Colorado, Geor-gia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina. (Does not currently offer Class B shares.)

  . SELIGMAN MUNICIPAL SERIES TRUST includes the California Municipal Quality Series, the California Municipal High-Yield Series, the Florida Municipal Se-ries and the North Carolina Municipal Series, each of which invests in munici-pal securities of its designated state. (Does not currently offer Class B shares.)

  . SELIGMAN NEW JERSEY MUNICIPAL FUND, INC. invests in investment grade New Jersey municipal securities. (Does not currently offer Class B shares.)

  . SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES invests in investment grade Pennsylvania municipal securities. (Does not currently offer Class B shares.)

  All permitted exchanges will be based on the net asset values of the respec-tive funds determined at the close of the NYSE on that day. Telephone requests for exchanges received by the close of regular trading on the NYSE by Seligman Data Corp. at (800) 221-2450, will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE will be processed at the net asset values per share calculated the following business day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are ex-changed. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK (R) SER-VICE, DIRECTED DIVIDENDS AND AUTOMATIC CASH WITHDRAWAL SERVICE WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of a written exchange request together with certificates representing shares to be exchanged in proper form.

   The Exchange Privilege via mail is generally applicable to investments in group retirement plans, although some restrictions may apply. The terms of the exchange offer de-scribed herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

  A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange
Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders. Written confirmation of all ex-changes will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the account.

  SFSI reserves the right to reject a telephone exchange request. Any rejected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which unless objected to, are assigned to most shareholders automatically, and the circumstances under which share-holders may bear the risk of loss for a fraudulent transaction, see "Telephone Trans-actions" above.

  Exchanges of shares are sales, and may result in a gain or loss for federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE SERIES

  Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, the Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net as-sets. The Fund may also refuse any exchange or purchase order from any share-holder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, includ-ing those with the same Taxpayer Identification Number and those administered so as to redeem or purchase shares based upon certain predetermined market in-dicators, will be considered one account for this purpose. Additionally, the Fund reserves the right to refuse any order for the purchase of shares.

DIVIDENDS AND DISTRIBUTIONS

  Dividends payable from each Series' net investment income are distributed at least annually. Payments vary in amount depending on income received from portfolio securities and the costs of operations. Each Series distributes sub-stantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. Dividends and distributions will generally be taxable to shareholders in the year in which they are de-clared by the Fund if paid before February 1 of the following year.

  Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares;
(3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's ac-count are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone serv-ices, see "Telephone Transactions." These elections must be received by Selig-man Data Corp. before the record date for the dividend or distribution in or-der to be effective for such dividend or distribution.

  The per share dividends from net investment income on Class B and Class D shares will be lower than the per share dividends on Class A shares as a re-sult of the higher distribution fees applicable with respect to Class B and Class D shares. Per share dividends of the three classes may also differ as a result of differing class expenses. Distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class D shares. See "Purchase of Shares--Valuation."

  Shareholders exchanging shares of a fund for shares of another Seligman Mu-tual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder re-deems, transfers or exchanges all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared will be paid in cash regardless of the existing election.

FEDERAL INCOME TAXES

  Each Series intends to qualify as a regulated investment company under the Code. For each year so qualified, each Series will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

  Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether received in cash or reinvested in additional shares; to the extent designated as derived from a Series' dividend income that would be eligible for the divi-dends received deduction if the Series were not a regulated investment compa-ny, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

  Distributions of net capital gain, i.e., the excess of net long-term capital gains over any net short-term losses, are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders; such distributions are not el-igible for the dividends received deduction allowed to corporate shareholders. Distributions of net capital gain in respect of assets held for more than eighteen months may be eligible for a further reduced rate of tax to individu-als.

  Any gain or loss realized upon a sale or redemption of shares in a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and end-ing 30 days after such date, the holder acquires (such as through dividend re-investment) securities that are substantially identical to the shares of such Series. Capital gains in respect of assets held for more than eighteen months may be eligible for a further reduced rate of tax to individuals.

  In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permit-ted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Re-instatement Privilege.

  A Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to share-holders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

  Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

  UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTI-FIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLD-ING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 WHICH MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

SHAREHOLDER INFORMATION

  Shareholders will be sent reports semi-annually regarding the Fund. General information about the Fund may be requested by writing the Corporate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorpo-rated, 100 Park Avenue, New York, NY 10017 or by telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder ac-counts may be requested by writing Shareholders Services, Seligman Data Corp. at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States, or (212) 682-7600 outside the continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time, and calls will be answered by a service representative.

  24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BAL-ANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIVS CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS ELECTED TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

  ACCOUNT SERVICES. Shareholders are sent confirmation of financial transac-tions in their Account.

  Other investor services are available. These include:

 . INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional pur-chases of shares automatically by electronic funds transfer from the share-holder's savings or checking account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Ac-counts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a $100 minimum in conjunction with the monthly investment option, or a $250 minimum in conjunction with the quarterly investment option. For investments in the Seligman Time Horizon Matrix SM Asset Allocation Pro-gram, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. (See "Terms and Conditions.")

 . AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Seligman Cash Management Fund to exchange a specified amount, at regular monthly inter-vals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mu-tual Fund registered in the same name. For exchanges into the Seligman Time Horizon Matrix SM Asset Allocation Program, the minimum amount is $500 at reg-ular monthly intervals or $1,000 at regular quarterly intervals. The share-holder's Cash Management Fund account must have a value of at least $5,000 at the initiation of the service and all shares must be in "book credit" form. Exchanges will be made at the public offering price.

 . DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Fund or another Seligman Mutual Fund. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, account number, the name of the fund and the class of shares in which the investment is to be made.)

 . AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to ma-turity. Accordingly, it will not normally be advisable to liquidate a CD be-fore its maturity.

 . AUTOMATIC CASH WITHDRAWAL SERVICE permits payments at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of pur-chase of such shares. Holders of Class B shares may elect to use this service immediately, although certain withdrawals may be subject to a CDSL. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions.")

 . DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A, Class B and Class D shares may only be directed to shares of the same class of another Seligman Mutual Fund.

 . OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.

 . COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years will be available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

  TAX-DEFERRED RETIREMENT PLANS. Shares of the Fund may be purchased for:

  --Individual Retirement Accounts (IRAs);

  --Savings Incentive Match Plans for Employees (SIMPLE IRAs);

  --Simplified Employee Pension Plans (SEPs);

  --Section 401(k) Plans for corporations and their employees;

  --Section 403(b)(7) Plans for employees of public school systems and certain non-profit organizations who wish to make deferred compensation arrangements; and

  --Money Purchase Pension and Profit Sharing Plans for sole proprietorships, corporations, and partnerships.

  These types of plans may be established only upon receipt of a written ap-plication form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

  For more information, write Retirement Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephone toll-free (800) 445-1777 from all continental United States. You also may receive information through an au-thorized dealer.

ADVERTISING A SERIES' PERFORMANCE

  From time to time a Series may advertise its "total return" and "average an-nual total return," each of which are calculated separately for Class A, Class B and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an investment in shares of Class A, Class B and Class D of a Series would have earned over a specified period of time (for example, one, five and ten-year periods or since inception) assuming the payment of the maximum sales load, if any (or CDSL upon redemption, if applicable), when the investment was made and that all distributions and dividends paid by such Series were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten-year periods or since inception); i.e., the average annual compound rate of return. Total return and average annual total return may also be presented without the effect of the initial sales load or CDSL, as applicable.

  From time to time, reference may be made in advertising or promotional mate-rial to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service which monitors the performance of mutual funds. In calculating the total re-turn of the Series' Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. The Fund may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the financial press pertaining to a Series' performance. Examples of such financial and other press publications include Barron's, Business Week, CDA/Weisenberger Mutual Funds Investment Report, Christian Science Monitor, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Indi-vidual Investor, Investment Advisor, Investors Business Daily, Kiplinger's, Los Angeles Times, MONEY Magazine, Morningstar, Inc., Pensions and Invest-ments, Smart Money, The New York Times, USA Today, U.S. News and World Report, The Wall Street Journal, Washington Post, Worth Magazine and Your Money.

ORGANIZATION AND CAPITALIZATION

  The Large-Cap Value Fund and the Small-Cap Value Fund are each separate se-ries of Seligman Value Fund Series, Inc., an open-end, diversified man-agement investment company incorporated under the laws of the State of Mary-land on January 27, 1997. The Directors of the Fund are authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. Shares of capital stock of each Series have a par value of $.001 and are divided into three classes. Each share of a Series' Class A, Class B and Class D common stock is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a Plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares have non-cumulative voting rights for the election of directors. Each outstanding share will be fully paid and non-assessable, and freely transferable. There are no liquida-tion, conversion or prescriptive rights.

                             TERMS AND CONDITIONS

                          GENERAL ACCOUNT INFORMATION

  Investments will be made in as many shares, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If a check in payment of a purchase of shares is dishonored for any reason, Selig-man Data Corp. will cancel the purchase and may redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any dis-tributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Se-ligman Data Corp. These option changes must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effec-tive for such dividend or distribution. Stock certificates will not be issued, unless requested. Replacement stock certificates will be subject to a surety fee.

                           INVEST-A-CHECK(R) SERVICE

  The Invest-A-Check(R) Service is available to all shareholders. The applica-tion is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be drawn automatically on the shareholder's bank on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. After the initial investment, the value of shares held in a sharehold-er's account must equal not less than two regularly scheduled investments. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Invest-A-Check(R) Service may be suspended. In the event that a check or ACH debit is returned uncollectable, Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount sufficient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee may be deducted to the shareholder's account. The Invest-A-Check(R) Service may be reinstated upon written request indicating that the cause of interruption has been corrected. The Invest-A-Check(R) Serv-ice may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on the Account Application. In the event a shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the Invest-A-Check(R) Service will be terminated in the Seligman Mutual Fund that was closed as a result of the exchange of all shares and the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in connection with the Invest-A-Check(R) Service must be accompanied by a minimum initial invest-ment of at least $100 in connection with the monthly investment option or $250 in connection with the quarterly investment option. If a shareholder uses the Invest-A-Check(R) Service to make an IRA investment, the purchase will be credited as a current year contribution. If a shareholder uses the Invest-A-Check(R) Service to make an investment in a pension or profit sharing plan, the purchase will be credited as a current year employer contribution.

                       AUTOMATIC CASH WITHDRAWAL SERVICE

  The Automatic Cash Withdrawal Service is available to Class A shareholders, to Class B shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday). Redemptions of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more may be subject to a CDSL if made within 18 months of purchase of such shares. Under this Service, a Class B shareholder who requests both dividends and distributions in addi-tional shares may withdraw up to 12% of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A shareholder may change the amount of scheduled payments or may suspend pay-ments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. This Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This Service is considered terminated in the event a with-drawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares remaining on deposit to less than $5,000. Continued pay-ments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplica-tive sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.

                     LETTER OF INTENT--CLASS A SHARES ONLY

  Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to their account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's ac-count or delivered to the shareholder. A shareholder may include toward com-pletion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which an initial sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, a shareholder will be re-quested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, a shareholder has not paid this additional sales load to Seligman Financial Services, Inc. sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases al-ready made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

  Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is an ini-tial sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for purposes of deter-mining reduced sales loads on additional purchases of the other Seligman Mu-tual Funds.

                                                                     12/97

SELIGMAN VALUE
FUND SERIES, INC.
---------------------------------------------
Seligman Large-Cap Value  Fund
Seligman Small-Cap Value Fund
---------------------------------------------

100 Park Avenue
New York, New York 10017

Table of Contents

                                           Page
Summary of Series Expenses..................  2
Financial Highlights........................  4
Performance Information.....................  6
Alternative Distribution System.............  8
Investment Objectives, Policies and Risks... 10
Management Services......................... 13
Purchase of Shares.......................... 15
Telephone Transactions...................... 21
Redemption of Shares........................ 22
Administration, Shareholder Services
  and Distribution Plans.................... 24
Exchange Privilege.......................... 25
Further Information about
  Transactions in the Series................ 27
Dividends and Distributions................. 27
Federal Income Taxes........................ 28
Shareholder Information..................... 29
Advertising a Series' Performance........... 31
Organization and Capitalization............. 31

EQVA 12/97

---------------------------------------------
PROSPECTUS
---------------------------------------------
SELIGMAN
VALUE
FUND
SERIES, INC.

Seligman Large-Cap Value Fund
Seligman Small-Cap Value Fund


December 1, 1997


---------------------------------------------
A Capital Appreciation Fund

                      STATEMENT OF ADDITIONAL INFORMATION
                               December 1, 1997

                         SELIGMAN LARGE-CAP VALUE FUND
                         SELIGMAN SMALL-CAP VALUE FUND
                                   series of
                        SELIGMAN VALUE FUND SERIES, INC.

                                100 Park Avenue
                           New York, New York  10017
                     New York City Telephone (212) 850-1864
        Toll Free Telephone (800) 221-2450 all continental United States
      For Retirement Plan Information - Toll Free Telephone (800) 445-1777


  This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus, dated December 1, 1997, which covers the Seligman Large-Cap Value Fund (the "Large-Cap Value Fund") and the Seligman Small-Cap Value Fund (the "Small-Cap Value Fund"), each a separate series (individually, a "Series") of Seligman Value Fund Series, Inc., (the "Fund"). It should be read in conjunction with the Fund's Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.

  Each Series of the Fund offers three classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class B shares may be purchased at net asset value and are subject to a CDSL, if applicable, in the following amount (as a percentage of the current net asset value of the original purchase price, whichever is less, if redemption occurs within the indicated number of years of purchase of such shares: 5% (less than one year), 4% (1 but less than 2 years), 3% (2 but less than 4 years), 2% (4 but less than 5 years), 1% (5 but less than six years) and 0% (6 or more years). Class B shares automatically convert to Class A shares after approximately eight years resulting in lower ongoing fees. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.
Class D shares may be purchased at net asset value and are subject to a CDSL of 1% (of the current net asset value or the original purchase price, whichever is less) if redeemed within one year of purchase.

  Each Series' Class A, Class B and Class D shares represent an identical legal interest in the investment portfolio of the Series and have the same rights except for certain class expenses and except that Class B and Class D shares bear higher distribution fees that generally will cause the Class B and Class D shares to have higher expense ratios and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A, Class B and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The three classes also have different exchange privileges.

                               TABLE OF CONTENTS

                                                              Page
Investment Objectives, Policies and Risks                       2
Investment Limitations                                          3
Directors and Officers                                          4
Management and Expenses                                         8
Administration, Shareholder Services and Distribution Plans     9
Portfolio Transactions                                         10
Purchase and Redemption of Series Shares                       10
Distribution Services                                          13
Valuation                                                      13
Performance                                                    14
General Information                                            15
Financial Statements                                           15
Appendix A                                                     16
Appendix B                                                     19



EQFR1A

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

  The Large-Cap Value Fund and the Small-Cap Value Fund are each a separate series of Seligman Value Fund Series, Inc. The Large-Cap Value Fund seeks maximum capital appreciation primarily by investing in equity securities of companies with large market capitalization. The Small-Cap Value Fund seeks maximum capital appreciation by primarily investing in equity securities of companies with small market capitalization. The following information regarding the Series' investment policies supplements the information contained in the Prospectus.

Purchasing Put Options on Securities. A Series may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since a Series, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Series will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

  Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Series would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. A Series' maximum financial exposure will be limited to these costs.

  A Series may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid, and therefore, will only be considered where there is not a comparable listed option. Because options will be used solely for hedging, and due to their relatively low cost and short duration, liquidity is not a significant concern.

  A Series' ability to engage in option transactions may be limited by tax considerations.

RIGHTS AND WARRANTS. A Series may invest in common stock rights and warrants believed by the Manager to provide capital appreciation opportunities. Each Series may not invest in rights and warrants if, at the time of acquisition by the Series, the investment in rights and warrants would exceed 5% of such Series' net assets, valued at the lower of cost or market.

REPURCHASE AGREEMENTS. A Series may enter into repurchase agreements with commercial banks and with broker/dealers to invest cash for the short-term. A repurchase agreement is an agreement under which a Series acquires a money market instrument, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Series and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. However, as a matter of fundamental policy, a Series will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

ILLIQUID SECURITIES. A Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act") and other securities that are not readily marketable. Each Series does not currently expect to invest more than 5% of its assets in such securities. A Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

BORROWING. A Series may from time to time borrow money for temporary, extraordinary or emergency purposes in an amount up to 15% of its total assets from banks at prevailing interest rates and invest the funds in additional securities. A Series' borrowings are limited so that immediately after such borrowing the value of the Series' assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Series, for any reason, have borrowings that do not meet the above test, then within three business days, such Series must reduce such borrowings so as to meet the foregoing test. Under these circumstances, a Series may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Series' shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Series could decrease faster than if there had been no borrowings.

  Except as otherwise specifically noted above and below, the Series' investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of a Series' outstanding voting securities, as defined below.

Portfolio Turnover. A Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The portfolio turnover for either Series is not expected to exceed 100%.

                                 INVESTMENT LIMITATIONS

  Under each Series' fundamental policies, which cannot be changed except by vote of a majority of a Series' outstanding voting securities, each Series may not:

 .Issue senior securities or borrow money, except for temporary or emergency
 purposes in an amount not to exceed 15%   of the value of its total assets.  A
 Series will not purchase any securities while outstanding borrowings are greater than 5% of the value of its total assets;

 .Mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings on a secured basis;

 .Make "short sales" of securities, or purchase securities on "margin", or write or purchase put or call options, except a Series may purchase put options for hedging purposes as approved by the Fund's Board of Directors and as described in the Prospectus and herein;

 .As to 75% of the value of its total assets, invest more than 5% of its total assets (taken at market) in securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities, buy more than 10% of the outstanding voting securities of any issuer, or invest to control or manage any company;

 .Invest more than 25% of total assets at market value in the securities of issuers of any one industry, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

 .Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable law;

 .Purchase or hold any real estate, except each Series may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein.

 .Purchase or hold the securities of any issuer (other than shares of the Series), if to the Fund's knowledge, those directors or officers of the Fund individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities;

 .Purchase or sell commodities and commodity futures contracts;

 .Underwrite securities of other issuers, except insofar as a Series may be deemed an underwriter when purchasing or selling portfolio securities; or

 .Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks may be considered loans.

  Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

  Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

WILLIAM C. MORRIS*   Director, Chairman of the Board, Chief Executive Officer
      (59)           and Chairman of the Executive Committee

                     Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Advisors, Inc., advisers; Seligman Financial Services, Inc., broker/dealer; Seligman Holdings, Inc., holding company; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. & W. Seligman & Co. Incorporated; Chairman, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*       Director, President and Member of the Executive Committee
     (45)
                     Director and President, J. & W. Seligman & Co.
                     Incorporated, investment managers and advisers; President
                     (with the exception of Seligman Quality Municipal Fund,
                     Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of Investment Companies; and
                     Seligman Advisors, Inc., advisers; Chairman and President,
                     Seligman Data Corp., shareholder service agent; Director,
                     Seligman Financial Services, Inc., broker/dealer; Seligman
                     Services, Inc., broker/dealer; and Seligman Henderson Co., advisers; formerly, Director, Seligman Securities, Inc., broker/dealer and J. & W. Seligman Trust Company, trust company.

RICHARD R. SCHMALTZ* Director and Member of the Executive Committee
     (57)
                     Managing Director, Director of Investments, J. & W. Seligman & Co. Incorporated; Director of Seligman Henderson Co. and Trustee Emeritus of Colby College; formerly, Director of Research at Neuberger & Berman from 1993 to 1996 and Executive Vice President of McGlinn Capital from 1987 to 1993.

JOHN R. GALVIN       Director
     (68)
                     Dean, Fletcher School of Law and Diplomacy at Tufts
                     University; Director or Trustee, the Seligman Group of
                     Investment Companies; Chairman, American Council on
                     Germany; a Governor of the Center for Creative Leadership;
                     Director, USLIFE Corporation, life insurance; Raytheon Co., electronics; National Defense University; and the Institute for Defense Analysis; formerly, Ambassador, U.S. State
                     Department for negotiations in Bosnia; Distinguished Policy
                     Analyst at Ohio State University and Olin Distinguished
                     Professor of National Security Studies at the United States
                     Military Academy. From June, 1987 to June, 1992, he was the
                     Supreme Allied Commander, Europe and the Commander-in-
                     Chief, United States European Command.
                     Tufts University, Packard Avenue, Medford, MA  02155

ALICE S. ILCHMAN     Director
     (62)
                     President, Sarah Lawrence College; Director or Trustee, the
                     Seligman Group of Investment Companies; and the Committee
                     for Economic Development; and Chairman, The Rockefeller
                     Foundation, charitable foundation; formerly, Trustee, The
                     Markle Foundation, philanthropic organization; and
                     Director, NYNEX, telephone company; and International
                     Research and Exchange Board, intellectual exchanges.
                     Sarah Lawrence College, Bronxville, New York  10708

FRANK A. McPHERSON   Director
     (64)
                     Director, various corporations; Director or Trustee, the
                     Seligman Group of Investment Companies; Director, Kimberly-
                     Clark Corporation, consumer products, Bank of Oklahoma
                     Holding Company, Oklahoma City Chamber of Commerce, Baptist
                     Medical Center, Oklahoma Chapter of the Nature Conservancy,
                     Oklahoma Medical Research Foundation and National Boys and
                     Girls Clubs of America; Chairman, Oklahoma City Public
                     Schools Foundation; and a Member of the Business Roundtable
                     and National Petroleum Council; formerly, Chairman of the
                     Board and Chief Executive Officer, Kerr-McGee Corporation,
                     energy and chemicals.
                     123 Robert S. Kerr Avenue, Oklahoma City, OK  73102

JOHN E. MEROW        Director
     (67)
                     Retired Chairman and Senior Partner, Sullivan & Cromwell,
                     law firm; Director or Trustee, the Seligman Group of
                     Investment Companies; Director, Commonwealth Aluminum
                     Corporation, Municipal Art Society of New York, and the
                     United States-New Zealand Council; Trustee, the United
                     States Council for International Business Chairman,
                     American Australian Association; Member of the American Law
                     Institute and Council on Foreign Relations; and a Member of
                     the Board of Governors of Foreign Policy Association and
                     New York Hospital.
                     125 Broad Street, New York, NY  10004

BETSY S. MICHEL      Director
     (55)
                     Attorney; Director or Trustee, the Seligman Group of
                     Investment Companies; Trustee, Geraldine R. Dodge
                     Foundation, charitable foundation; and Chairman of the
                     Board of Trustees of St. George's School (Newport, RI);
                     formerly, Director, the National Association of Independent
                     Schools (Washington, DC).
                     St. Bernard's Road, P.O. Box 449, Gladstone, NJ  07934

JAMES C. PITNEY      Director
     (71)
                     Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm;
                     Director or Trustee, the Seligman Group of Investment
                     Companies; formerly, Director, Public Service Enterprise
                     Group, public utility.
                     Park Avenue at Morris County, P.O. Box 1945, Morristown,
                     NJ  07962-1945

JAMES Q. RIORDAN     Director
     (70)
                     Director, various corporations; Director or Trustee, the
                     Seligman Group of Investment Companies; The Houston
                     Exploration Company; The Brooklyn Museum; The Brooklyn
                     Union Gas Company; the Committee for Economic Development;
                     Dow Jones & Co., Inc. and Public Broadcasting Service;
                     formerly, Co-Chairman of the Policy Council of the Tax
                     Foundation; Director, Tesoro Petroleum Companies, Inc.; and
                     Director and President, Bekaert Corporation.
                     675 Third Avenue, Suite 3004, New York, NY  10017

ROBERT L. SHAFER     Director
     (65)
                     Director, various corporations, Director or Trustee, the
                     Seligman Group of Investment Companies and Director, USLIFE
                     Corporation, life insurance; formerly, Vice President,
                     Pfizer Inc., pharmaceuticals.
                     235 East 42nd Street, New York, NY  10017

JAMES N. WHITSON     Director
     (62)
                     Executive Vice President, Chief Operating Officer and
                     Director, Sammons Enterprises, Inc.; Director or Trustee,
                     the Seligman Group of Investment Companies; C-SPAN; and
                     Commscope, manufacturer of coaxial cables; formerly,
                     Director, Red Man Pipe and Supply Company, piping and other materials.
                     300 Crescent Court, Suite 700, Dallas, TX  75202

NEIL T. EIGEN        Vice President and Portfolio Manager
     (54)
                     Managing Director, J. & W. Seligman and Co., Incorporated;
                     formerly, Senior Managing Director, Chief Investment
                     Officer and Director of Equity Investing, Bear Stearns
                     Asset Management.

LAWRENCE P. VOGEL    Vice President
     (41)
                     Senior Vice President, Finance, J. & W. Seligman & Co.
                     Incorporated, investment managers and advisers; Seligman
                     Financial Services, Inc., broker/dealer; Seligman Advisors,
                     Inc., advisers and Seligman Data Corp., shareholder service agent; Vice President, the Seligman Group of Investment
                     Companies; and Seligman Services, Inc., broker/dealer; and
                     Treasurer, Seligman Holdings, Inc., holding company and
                     Seligman Henderson Co. advisers.

FRANK J. NASTA       Secretary
     (33)
                     Senior Vice President, Law and Regulation and Corporate
                     Secretary, J. & W. Seligman & Co. Incorporated, investment managers and advisers; and Seligman Advisors, Inc., advisers; Secretary, the Seligman Group of Investment
                     Companies, and Corporate Secretary, Seligman Financial
                     Services, Inc., broker/dealer; Seligman Henderson Co., advisers; Seligman Services, Inc., broker/dealer; and Seligman Data Corp., shareholder service agent; formerly, an attorney at Seward & Kissel, law firm.

THOMAS G. ROSE       Treasurer
     (39)
                     Treasurer, the Seligman Group of Investment Companies and
                     Seligman Data Corp., shareholder service agent.

  The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                                   Compensation Table

                                                                               Pension or
                                                     Aggregate             Retirement Benefits         Total Compensation
                                                    Compensation           Accrued as part of             from Fund and
Position With Fund                                 from Fund (1)              Fund Expenses            Fund Complex (1)(2)
------------------                                 -------------           -------------------         -------------------
William C. Morris, Director and Chairman             N/A                           N/A                     N/A
Brian T. Zino, Director and President                N/A                           N/A                     N/A
Richard R. Schmaltz, Director                        N/A                           N/A                     N/A
John R. Galvin, Director                          $1,085.44                        N/A                 $66,000.00
Alice S. Ilchman, Director                         1,085.44                        N/A                  66,000.00
Frank A. McPherson, Director                       1,085.44                        N/A                  66,000.00
John E. Merow, Director                            1,085.44                        N/A                  66,000.00
Betsy S. Michel, Director                          1,085.44                        N/A                  66,000.00
James C. Pitney, Director                          1,085.44                        N/A                  66,000.00
James Q. Riordan, Director                         1,085.44                        N/A                  66,000.00
Robert L. Shafer, Director                         1,085.44                        N/A                  66,000.00
James N. Whitson, Director                         1,085.44(d)                     N/A                  66,000.00(d)

_____________________
(1) Estimated based on remunerations to be received by the Directors during the first fiscal year of the Fund.

(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

(d)  Deferred.

  The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such interest will be included in the directors' fees and expenses, and the accumulated balance thereof will be included in "Liabilities" in the Fund's financial statements. The Fund has applied for, and expects to receive, exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the Manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.

  As of November 18, 1997, directors and officers of the Fund as a group owned directly or indirectly 83,961 Class A shares, or 3.79% of the outstanding shares of the Class A capital stock of the Large-Cap Value Fund and 101,530 Class A shares, or 1.22% of the outstanding shares of the Class A capital stock of the Small-Cap Value Fund. No directors or officers owned Class B or Class D shares of either Series of the Fund as of such date.

  As of November 18, 1997, 366,164 Class A shares of the Large-Cap Value Fund, or 8.75% of the Series' Class A capital stock then outstanding, 461,617 Class B shares of the Large-Cap Value Fund or 9.90% of the Series' Class B capital stock then outstanding and 273,931 Class D shares of the Large-Cap Value Fund or 5.87% of the Series' Class D capital stock then outstanding were registered in the name of MLPF&S, 4800 Deer Lake Drive East, Jacksonville, FL 32246.

  As of November 18, 1997, 1,608,072 Class A shares of the Small-Cap Value Fund or 7.17% of the Series' Class A capital stock then outstanding, 3,262,254 Class B shares of the Small-Cap Value Fund or 14.55% of the Series' Class B capital stock then outstanding and 2,749,122 Class D shares of the Small-Cap Value Fund or 12.26% of the Series' Class D capital stock then outstanding were registered in the name of MLPF&S, 4800 Deer Lake Drive East, Jacksonville, FL 32246.

                            MANAGEMENT AND EXPENSES

  Under the Management Agreement, dated March 20, 1997, subject to the control of the Board of Directors, J. & W. Seligman & Co. Incorporated ( the "Manager") manages the investment of the assets of the Series, including making purchases and sales of portfolio securities consistent with each Series' investment objectives and policies, and administers its business and other affairs. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

  Each Series pays the Manager a management fee for its services, calculated daily and payable monthly, equal to .80% of the Large-Cap Value Fund's average daily net assets and 1.00% of the Small-Cap Value Fund's average daily net assets.

  The Fund pays all its expenses other than those assumed by the Manager, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees including fees and expenses for qualifying the Fund and its shares under Federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by (or serving as a Director of) the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated between the Series in a manner determined by the Directors to be fair and equitable.

  The Management Agreement provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

  The Management Agreement was initially approved by the Board of Directors on March 20, 1997 and by the sole shareholder of each Series on April 7, 1997. The Management Agreement will continue in effect until December 31, 1998 and thereafter from year to year, if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of each Series and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by any Series, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. Each Series has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

  The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix B for further history of the Manager.

  Under the Subadvisory Agreement, dated March 20, 1997, the Subadviser may supervise and direct a portion of each Series' investment in foreign securities and Depositary Receipts, as designated by the Manager, consistent with the Series' investment objectives, policies and principles. For these services, the Subadviser is paid a fee, by the Manager, as described in the Fund's Prospectus. The Subadvisory Agreement was initially approved by the Board of Directors at a meeting held on March 20, 1997 and by the sole shareholder of each Series of the Fund on April 7, 1997. The Subadvisory Agreement will continue in effect until December 31, 1998 and thereafter from year to year, if (1) such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party) and (2) the Subadviser shall not have notified the Manager in writing at least 60 days prior to December 31 of any year that it does not desire such continuance. The Subadvisory Agreement may be terminated at any time in respect of a Series, without payment of penalty by the Series, on 60 days' written notice to the Subadviser, by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of such Series (as defined by the 1940 Act). The failure of the Board of Directors of the Fund or holders of securities of any Series to approve the continuance of the subadvisory Agreement with respect to such Series, shall be without prejudice to the effectiveness of this Agreement with respect to the other Series. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Management Agreement.

  The Subadviser is a New York general partnership formed by the Manager and Henderson International, Inc., a controlled affiliate of Henderson plc. Henderson plc, headquartered in London, is one of the largest independent money managers in Europe.

  Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

  The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

  Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

          ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

  Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan for each Class of such Series (the "Plans") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

  The Plans were approved on March 20, 1997 by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans (the "Qualified Directors") and by the sole shareholder of each Series on April 7, 1997. The Plans will continue in effect through December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amounts payable to Service Organizations with respect to a Class without the approval of a majority of the outstanding voting securities of the Class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Fund will either (i) permit holders of Class B shares to vote as a separate class on the proposed increase or (ii) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Directors and Qualified Directors .

  The Plans require that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS

  The Management Agreement recognizes that in the purchase and sale of portfolio securities the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, as well as to the general attitude toward and support of investment companies demonstrated by such broker or dealers. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager to be beneficial to the Series. In addition, the Manager is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to the Manager in connection with its services to clients other than the Fund.

  In over-the-counter markets, the Fund deals with primary market makers unless a more favorable execution or price is believed to be obtainable. Each Series may buy securities from or sell securities to dealers acting as principal, except dealers with which the Fund's directors and/or officers are affiliated.

  When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

                    PURCHASE AND REDEMPTION OF SERIES SHARES

  Each Series issues three classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class B shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within 6 years of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares," and "Redemption of Shares" in the Prospectus.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class B and Class D shares are sold at net asset value./*/ Using the Fund's net asset value at June 30, 1997, the maximum offering price of the Fund's shares is as follows:

CLASS A                                              LARGE-CAP   SMALL-CAP
                                                     Value Fund  Value Fund
  Net asset value per Class A share................       $8.11       $8.60

  Maximum sales load (4.75% of offering price).....         .40         .43
                                                          -----       -----

  Offering price to public.........................       $8.51       $9.03
                                                          =====       =====

  CLASS B AND CLASS D

  Net asset value and offering price per share/*/..       $8.09       $8.59
                                                          =====       =====

----------
/*/ Class B shares are subject to a CDSL declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption of Shares" in the Prospectus.

CLASS A SHARES - REDUCED INITIAL SALES LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

  VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

  THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of a Series and shares of the other Seligman Mutual Funds that were sold with an initial sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

  A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Series that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent see "Terms and Conditions - Letter of Intent - Class A Shares Only" in the back of the Prospectus.

  Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Fund's prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, of 1986, as amended (the "Code"), organizations tax exempt under Section 501 (c)(3) or
(13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

  1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports and other shareholder communications.

  2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

  3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS.    The table of sales loads in the Prospectus
applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (i) $500,000 invested in Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales load), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund. (See "Valuation.")

FURTHER TYPES OF REDUCTIONS. Class A shares may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and policies similar to the Fund who purchase shares with redemption proceeds of such funds (not to exceed the dollar value of such redemption proceeds); to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.

  The Fund may also sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment companies in the Seligman Group, the Manager, and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

  Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

More About Redemptions. The procedures for redemption of Series shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                             DISTRIBUTION SERVICES

  SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Series and of the other Seligman Mutual Funds on a best efforts basis. The Fund and SFSI are parties to a Distributing Agreement, dated March 20, 1997. As general distributor of the Fund's Capital Stock, SFSI allows commissions to all dealers, as indicated in the Prospectus. Pursuant to agreements with the Fund, certain dealers may also provide sub-accounting and other services for a fee. SFSI receives the balance of sales loads and any CDSLs on Class A or Class D shares paid by investors. SFSI has sold its rights to collect any CDSL imposed on redemptions of Class B shares to FEP Capital, L.P. ("FEP") in connection with an agreement with FEP to provide funding to SFSI to enable it to pay commissions to dealers at the time of the sale of related Class B shares.

  Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan.

                                   VALUATION

  Net asset value per share of each class of a Series of the Fund is determined as of the close of trading on the NYSE, (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in the Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing such class' share of the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class B and Class D shares will generally be lower than the net asset value of Class A shares of such Series as a result of the higher distribution fee with respect to such shares.

  Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available, including restricted securities, are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares. Premiums received on the sale of call options will be included in the net asset value, and the current market value of the options sold by the Fund will be subtracted from net asset value.

  Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Fund's Board of Directors.

  For purposes of determining the net asset value per share of a Series, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                  PERFORMANCE

  Each Series may from time to time advertise its total return and average total return in advertisements or in information furnished to present or prospective shareholders. These returns are computed by assuming that all of the dividends and distributions paid by a Series' were reinvested over the relevant time period. It is then assumed that at the end of each period, the entire amount was redeemed. The average annual total return is determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

  The tables below illustrate the total returns on a $1,000 investment in each of the Series' Class A, Class B and Class D shares from the commencement of a Series' operations through September 30, 1997.

                                CLASS A SHARES

                        Value of          Value of       Value     Total Value
  Period                Initial         Capital Gain      of           of           Total
 Ended /1/            INVESTMENT/2/     DISTRIBUTIONS  DIVIDENDS  INVESTMENT/2/  RETURN/1,3/
-----------          -----------------  -------------  ---------  -------------  ------------
LARGE-CAP VALUE FUND
9/30/97                    $1,181             --         --         $1,181        18.13%

SMALL-CAP VALUE FUND
9/30/97                     1,316             --         --          1,316        31.60%

                                CLASS B SHARES

                           VALUE OF       VALUE OF       VALUE     TOTAL VALUE
  Period                   Initial      Capital Gain      of           of           Total
 Ended /1/               INVESTMENT/2/  DISTRIBUTIONS  DIVIDENDS  INVESTMENT/2/  RETURN/1,3/
-----------             --------------  -------------  ---------  -------------  ------------
LARGE-CAP VALUE FUND
9/30/97                         $1,187             --         --         $1,187        18.67%

SMALL-CAP VALUE FUND
9/30/97                          1,328             --         --          1,328        32.82%

                                CLASS D SHARES

                           VALUE OF       VALUE OF       VALUE     TOTAL VALUE
  Period                   Initial      Capital Gain      of           of           Total
 Ended /1/               INVESTMENT/2/  DISTRIBUTIONS  DIVIDENDS  INVESTMENT/2/  RETURN/1,3/
-----------             --------------  -------------  ---------  -------------  ------------
LARGE-CAP VALUE FUND
9/30/97                         $1,227             --         --         $1,227        22.67%

SMALL-CAP VALUE FUND
9/30/97                          1,368             --         --          1,368        36.82%

    _______________________
/1/  From commencement of operations on April 25, 1997.

/2/ The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSL, if applicable, and assumes investment of all dividends and capital gain distributions.

/3/ "Total Return" for each class of shares of a Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

                              GENERAL INFORMATION

  The Fund was incorporated under the laws of the State of Maryland on January 27, 1997. It is the intention of the Fund not to hold Annual Meetings of Shareholders. The Directors may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles of Incorporation.

CAPITAL STOCK. The Board of Directors is authorized to classify or reclassify and issue any unissued Capital Stock of the Fund into any number of other Series or classes without further action by shareholders. To date, shares of two series have been authorized, which shares constitute interests in the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund. The 1940 Act requires that where more than one series or class exists, each series or class must be preferred over all other series or classes in respect of assets specifically allocated to such series or class.

  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.


CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for each Series of the Fund.

AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                              FINANCIAL STATEMENTS

  Each Series' Mid-Year Report to shareholders for the period April 25, 1997 (commencement of operations) to June 30, 1997 contains a portfolio of investments as of June 30, 1997, as well as certain other financial information as of that date. The financial statements and notes included in the Mid-Year Report, and the Independent Auditor's Report thereon, are incorporated herein by reference. This Report will be furnished without charge to investors who request copies of this Fund's Statement of Additional Information.

                                   APPENDIX A


MOODY'S INVESTORS SERVICE, INC.  ("MOODY'S")

DEBT SECURITIES

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


COMMERCIAL PAPER

  Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

  The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

  The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issues rated "Not Prime" do not fall within any of the Prime rating categories.


STANDARD & POOR'S RATING SERVICE ("S&P")

DEBT SECURITIES

  AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

  A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

  BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  C: The rating C is reserved for income bonds on which no interest is being paid.

  D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.


COMMERCIAL PAPER

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

  A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

  B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

  C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

  D:  Debt rated "D" is in payment default.

  NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

  The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


  Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

  Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 .... Prior to 1900

 .  Helps finance America's fledgling railroads through underwriting.
 . Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
 .  Becomes a prominent underwriter of corporate securities, including New York
   Mutual Gas Light Company, later part of Consolidated Edison.
 .  Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
 .  Is appointed U.S. Navy fiscal agent by President Grant.
 . Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

 .  Helps Congress finance the building of the Panama Canal.

 ...1910s

 . Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

 . Participates in hundreds of underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.

 . Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $3 billion in assets, and one of its oldest.

 ...1930s

 .  Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
 .  Establishes Investment Advisory Service.

 ...1940s

 .  Helps shape the Investment Company Act of 1940.
 .  Leads in the purchase and subsequent sale to the public of Newport News
   Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
 .  Assumes management of National Investors Corporation, today Seligman Growth
   Fund, Inc.
 .  Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

 .  Develops new open-end investment companies.  Today, manages more than 40 mutual fund portfolios.
 .  Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
 .  Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations
   Corporation.
 . Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

 .  Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality
   Municipal Fund, Inc., two closed-end funds that invest in high-quality municipal bonds.

 .  In 1991 establishes a joint venture with Henderson plc, of London, known as
   Seligman Henderson Co., to offer global investment products.
 .  Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
 . Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Growth Opportunities Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund and Seligman Henderson Emerging Markets Growth Fund.
 . Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

SELIGMAN LARGE-CAP VALUE FUND


================================================================================
PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                    SHARES                VALUE
                                                   ---------            --------
COMMON STOCKS  101.3%
AUTOMOTIVE AND
RELATED  5.7%
Ford Motor                                            13,000         $  490,750
General Motors                                         8,500            473,344
                                                                     ----------
                                                                        964,094
                                                                     ----------
BANKING  13.4%
Bank of New York                                      12,000            522,000
Bankamerica                                            8,000            516,500
Great Western Financial                                9,000            483,750
Summit Bancorp                                        14,900            746,863
                                                                     ----------
                                                                      2,269,113
                                                                     ----------
CHEMICALS  3.1%
Grace (W.r.)                                           9,500            523,687
                                                                     ----------
DRUGS AND
HEALTH CARE  6.8%
Bristol-Myers Squibb                                   6,900            558,900
Humana*                                               25,300            585,063
                                                                     ----------
                                                                      1,143,963
                                                                     ----------
ELECTRIC UTILITIES  3.4%
Dominion Resources                                    15,500            567,688
                                                                     ----------
ENERGY  2.8%
Texaco                                                 4,400            478,500
                                                                     ----------
FINANCE AND
INSURANCE  14.8%
Equitable                                             16,000            532,000
Federal National
  Mortgage Association                                13,100            571,487
Travelers                                              9,000            567,563
USF&G                                                 34,800            835,200
                                                                     ----------
                                                                      2,506,250
                                                                     ----------
FOOD  3.7%
Dole Food                                             14,500            619,875
                                                                     ----------
HOUSEHOLD PRODUCTS
AND FURNISHINGS  10.2%
Armstrong World Industries                             7,000            513,625
Dial                                                  41,000            640,625
Kimberly-clark                                        11,500            572,125
                                                                    -----------
                                                                      1,726,375
                                                                    -----------
INDUSTRIAL EQUIPMENT  3.1%
General Electric                                       8,000            523,000
                                                                    -----------
MEDICAL PRODUCTS
AND TECHNOLOGY  6.2%
Baxter International                                   9,100            475,475
Medtronic                                              7,000            567,000
                                                                    -----------
                                                                      1,042,475
                                                                    -----------
OFFICE EQUIPMENT  4.0%
Xerox                                                  8,500            670,438
                                                                    -----------
RETAIL TRADE  13.6%
Gap                                                   16,000            622,000
May Department Stores                                 11,000            519,750
Penney (J.c.)                                         11,000            574,062
Sears, Roebuck                                        11,000            591,250
                                                                    -----------
                                                                      2,307,062
                                                                    -----------
SPECIALTY MATERIALS  7.0%
Corning                                               11,900            661,937
Raychem                                                7,000            520,625
                                                                    -----------
                                                                      1,182,562
                                                                    -----------
TOBACCO  3.5%
Philip Morris                                         13,500            599,062
                                                                    -----------
TOTAL INVESTMENTS  101.3%
(Cost $16,382,758)                                                   17,124,144
OTHER  ASSETS
LESS LIABILITIES  (1.3)%                                               (226,914)
                                                                    -----------
NET ASSETS  100.0%                                                  $16,897,230
                                                                    ===========
----------------
* Non-income producing security.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997


ASSETS:
Investments, at value:
  Common stocks (cost $16,382,758) .............................   $ 17,124,144
Receivable for Capital Stock sold ..............................        804,399
Deferred organizational expenses ...............................         15,859
Receivable for interest and dividends ..........................         12,516
Receivable from associated companies ...........................            862
Other ..........................................................         55,338
                                                                   ------------
Total Assets ...................................................     18,013,118
                                                                   ------------
LIABILITIES:
Payable for securities purchased ...............................        852,681
Payable to custodian ...........................................        206,118
Payable for Capital Stock repurchased ..........................            753
Accrued expenses, taxes, and other .............................         56,336
                                                                   ------------
Total Liabilities ..............................................      1,115,888
                                                                   ------------
Net Assets .....................................................   $ 16,897,230
                                                                   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 1,000,000,000 shares authorized; 2,085,579 shares outstanding):
  Class A ......................................................   $      1,097
  Class B ......................................................            664
  Class D ......................................................            325
Additional paid-in capital .....................................     15,970,625
Accumulated net investment loss ................................        (27,438)
Undistributed net realized gain ................................        210,571
Net unrealized appreciation of investments .....................        741,386
                                                                   ------------
Net Assets .....................................................   $ 16,897,230
                                                                   ============
NET ASSET VALUE PER SHARE:
CLASS A ($8,894,860 / 1,096,908 shares) ........................          $8.11
                                                                          =====
CLASS B ($5,369,360 / 663,391 shares) ..........................          $8.09
                                                                          =====
CLASS D ($2,633,010 / 325,280 shares) ..........................          $8.09
                                                                          =====
------------------------
See Notes to Financial Statements

================================================================================

STATEMENT OF OPERATIONS
For the Period April 25, 1997,* to June 30, 1997


INVESTMENT INCOME:
Dividends ........................................ $ 23,891
Interest .........................................    1,232
                                                    -------
TOTAL INVESTMENT INCOME ...................................           $ 25,123

EXPENSES:
Management fee ...................................   11,969
Registration .....................................   11,201
Auditing and legal fees ..........................    9,025
Distribution and service fees ....................    8,352
Shareholder account services .....................    3,897
Shareholder reports and communications ...........    2,862
Custody and related services .....................    2,383
Directors' fees and expenses .....................      995
Deferred organizational expenses .................      500
Miscellaneous ....................................    1,377
                                                    -------
TOTAL EXPENSES ............................................             52,561
                                                                      --------
NET INVESTMENT LOSS .......................................            (27,438)

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments .................  210,571
Net change in unrealized appreciation
  of investments .................................  741,386
                                                    -------
NET GAIN ON INVESTMENTS ...................................            951,957
                                                                      --------
INCREASE IN NET ASSETS FROM OPERATIONS ....................           $924,519
                                                                      ========
---------------
* Commencement of operations.
See Notes to Financial Statements.

================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                 APRIL 25, 1997*
                                                                        TO
                                                                  JUNE 30, 1997
                                                                 --------------
OPERATIONS:
Net investment loss ...........................................    $ (27,438)
Net realized gain on investments ..............................      210,571
Net change in unrealized appreciation of investments ..........      741,386
                                                                   ---------
INCREASE IN NET ASSETS FROM OPERATIONS ........................      924,519
                                                                   ---------

                                                 SHARES
                                              --------------
                                              APRIL 25, 1997*
                                                   TO
                                               JUNE 30, 1997
                                              --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
    Class A ..................................    928,688            7,112,455
    Class B ..................................    619,280            4,745,427
    Class D ..................................    203,656            1,575,673
Exchanged from associated Funds:
    Class A ..................................    194,217            1,468,958
    Class B ..................................     53,358              403,103
    Class D ..................................    127,159              979,037
                                                ---------           ----------
Total                                           2,126,358           16,284,653
                                                ---------           ----------

Cost of shares repurchased:
    Class A ..................................    (24,227)            (181,768)
    Class B ..................................     (3,029)             (22,983)
    Class D ..................................        (20)                (150)
Exchanged into associated Funds:
    Class A ..................................     (8,773)             (68,525)
    Class B ..................................     (6,218)             (45,640)
    Class D ..................................     (5,515)             (42,877)
                                                ---------           ----------
Total                                             (47,782)            (361,943)
                                                ---------           ----------

INCREASE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS ...............................  2,078,576           15,922,710
                                                =========          -----------
INCREASE IN NET ASSETS ........................................     16,847,229

NET ASSETS:
Beginning of period ...........................................         50,001
                                                                   -----------
END OF PERIOD (including accumulated
  net investment loss of $27,438) .............................    $16,897,230
                                                                   ===========
------------------
* Commencement of operations.
See Notes to Financial Statements.

================================================================================

NOTES TO FINANCIAL STATEMENTS

    1. ORGANIZATION -- Seligman Large-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations),other than those related to organizational matters, and the sale and issuance to Seligman Financial Services, Inc. (the "Distributor")of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

    2. MULTIPLE CLASSES OF SHARES -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

    3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended June 30, 1997, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. ORGANIZATIONAL EXPENSES -- Deferred organizational expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operation of the Fund.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the period ended June 30, 1997, amounted to $17,441,258 and $1,269,071, respectively.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $825,424 and $84,038, respectively.

================================================================================

NOTES TO FINANCIAL STATEMENTS

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets.

    The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,803 from sales of Class A shares, after commissions of $206,967 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended June 30, 1997, fees incurred aggregated $1,658, or 0.20% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the period ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $4,594 and $2,100, respectively.

    The   Distributor  is  entitled  to  retain  any  CDSL  imposed  on  certain redemptions of Class D shares occurring within one year of purchase. For the period ended June 30, 1997, there were no such charges.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the period ended June 30, 1997, was $11,978.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended June 30, 1997, Seligman Services, Inc. received commissions from the sales of Fund shares and distribution and service fees pursuant to the Plan, aggregating $419.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $3,897 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $95 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS

    The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

    "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

    "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.


                                              CLASS A           CLASS B          CLASS D
                                            ----------         ---------        ---------
                                             4/25/97*          4/25/97*         4/25/97*
                                                TO                TO               TO
                                              6/30/97           6/30/97         6/30/97
                                              -------           -------         --------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......    $7.14            $7.14            $7.14
                                               -----            -----            -----
Net investment loss .......................     (.02)            (.04)            (.04)
Net realized and unrealized investment gain      .99              .99              .99
                                               -----            -----            -----
INCREASE FROM INVESTMENT OPERATIONS .......      .97              .95              .95
Distributions from net gain realized ......       --               --               --
                                               -----            -----            -----
NET INCREASE IN NET ASSET VALUE ...........      .97              .95              .95
                                               -----            -----            -----
NET ASSET VALUE, END OF PERIOD ............    $8.11            $8.09            $8.09
                                               =====            =====            =====
TOTAL RETURN BASED ON NET ASSET VALUE: ....    13.59%           13.31%           13.31%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ............     3.15%+           3.95%+           3.95%+
Net investment loss to average net assets .   (1.47)%+         (2.27)%+         (2.27)%+
Portfolio turnover ........................    14.76%           14.76%           14.76%
Average commission rate paid ..............    $.0592           $.0592           $.0592
NET ASSETS, END OF PERIOD
(000S OMITTED) ............................    $8,895           $5,369           $2,633
----------------------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.

================================================================================

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN LARGE-CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of June 30, 1997, the related statements of operations and of changes in net assets, and the financial highlights for the period from April 25, 1997 (commencement of operations)to June 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997

--------------------------------------------------------------------------------

SELIGMAN SMALL-CAP VALUE FUND

PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                       SHARES           VALUE
                                                     ----------       ----------
COMMON STOCKS 99.9%

APPAREL AND TEXTILES 2.9%
Cutter & Buck*                                           87,500      $ 1,432,813
                                                                     -----------

APPLIANCES 3.8%
Windmere-Durable Holdings                               112,500        1,842,188
                                                                     -----------

AUTOMOTIVE AND TRUCKING 3.1%
Wabash National                                          55,000        1,533,125
                                                                     -----------

BANKING 4.9%
Bank United (Class A)                                    28,800        1,099,800
Bay View Capital                                         49,000        1,292,375
                                                                     -----------
                                                                       2,392,175
                                                                     -----------

BUILDING AND
CONSTRUCTION 2.8%
Dal-Tile International*                                  75,300        1,397,756
                                                                     -----------

CHEMICALS 5.4%
Applied Extrusion Technologies*                         103,000        1,223,125
Dexter                                                   45,000        1,440,000
                                                                     -----------
                                                                       2,663,125
                                                                     -----------

COMPUTER SOFTWARE 3.3%
Dialogic*                                                60,000        1,601,250
                                                                     -----------

DISTRIBUTORS 4.7%
Cubic                                                    37,500          975,000
Elsag Bailey Process Auto*                               72,500        1,332,188
                                                                     -----------
                                                                       2,307,188
                                                                     -----------

ENERGY 3.1%
Ziegler Coal Holding                                     65,000        1,519,375
                                                                     -----------

FINANCE AND INSURANCE 8.1%
Berkley (W.R.)                                           20,000        1,170,000
HomeSide*                                                75,000        1,640,625
RenaissanceRe Holdings                                   30,000        1,143,750
                                                                     -----------
                                                                       3,954,375
                                                                     -----------

GARDEN PRODUCTS 3.1%
Acorn Products                                          110,000        1,546,875
                                                                     -----------

INDUSTRIAL GOODS AND
SERVICES 2.5%
Furon                                                    38,500        1,207,938
                                                                     -----------

MACHINERY 3.6%
Stewart & Stevenson Services                             68,500        1,785,281
                                                                     -----------

MANUFACTURING 9.1%
Furniture Brands International*                          61,700        1,195,438
Giant Cement Holding*                                    64,000        1,188,000
Mueller Industries*                                      20,000          875,000
Triangle Pacific*                                        38,500        1,222,375
                                                                     -----------
                                                                       4,480,813
                                                                     -----------


MEDICAL PRODUCTS
AND TECHNOLOGY 4.9%
Cephalon*                                               90,500         1,043,578
ChiRex*                                                114,500         1,381,156
                                                                     -----------
                                                                       2,424,734
                                                                     -----------

OIL AND GAS 2.9%
Equitable Resources                                     50,000         1,418,750
                                                                     -----------

PACKAGING/CONTAINERS 1.9%
BWAY*                                                   39,800           925,350
                                                                     -----------

PLASTICS 2.2%
Lamson & Sessions*                                     131,000         1,088,938
                                                                     -----------

PRINTING AND PUBLISHING 3.0%
Cadmus Communications                                   95,000         1,490,312
                                                                     -----------

RESTAURANTS 4.9%
Apple South                                             70,500         1,077,328
Foodmaker*                                              81,700         1,337,837
                                                                     -----------
                                                                       2,415,165
                                                                     -----------

RETAIL TRADE 5.2%
Abercrombie & Fitch (Class A)*                          71,000         1,313,500
Ann Taylor Stores*                                      63,500         1,238,250
                                                                     -----------
                                                                       2,551,750
                                                                     -----------

SHIPBUILDING 2.5%
Avondale Industries*                                    57,500         1,218,281
                                                                     -----------

SPECIALTY METALS/STEEL 2.7%
Universal Stainless
  & Alloy Products*                                    101,100         1,320,619
                                                                     -----------

TELEPHONE UTILITIES 0.6%
Davel Communications Group*                             16,500           290,812
                                                                     -----------

TOBACCO 3.0%
DIMON                                                   55,500         1,470,750
                                                                     -----------

TRANSPORTATION 2.9%
Pittston Burlington Group                               50,000         1,406,250
                                                                     -----------

MISCELLANEOUS 2.8%
VWR Scientific Products*                                85,000         1,370,625
                                                                     -----------

TOTAL INVESTMENTS 99.9%
(Cost $45,921,209)                                                    49,056,613

OTHER ASSETS
LESS LIABILITIES  0.1%                                                    54,636
                                                                     -----------

NET ASSETS--100.0%                                                   $49,111,249
                                                                     ===========

-----------
* Non-income producing security.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
Investments, at value:
     Common stocks (cost $45,921,209) .........................     $49,056,613
Receivable for Capital Stock sold .............................       3,130,894
Deferred organizational expenses ..............................          15,859
Receivable for interest and dividends .........................          12,825
Receivable from associated companies ..........................           1,511
Other .........................................................          55,338
                                                                    -----------
TOTAL ASSETS ..................................................      52,273,040
                                                                    -----------
LIABILITIES:
Payable for securities purchased ..............................       2,198,668
Payable to custodian ..........................................         804,505
Payable for Capital Stock repurchased .........................          62,153
Accrued expenses, taxes, and other ............................          96,465
                                                                    -----------
TOTAL LIABILITIES .............................................       3,161,791
                                                                    -----------
NET ASSETS ....................................................     $49,111,249
                                                                    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 1,000,000,000 shares authorized; 5,716,318 shares outstanding):
    Class A ...................................................     $     2,573
    Class B ...................................................           1,881
    Class D ...................................................           1,262
Additional paid-in capital ....................................      45,622,834
Accumulated net investment loss ...............................         (67,488)
Undistributed net realized gain ...............................         414,783
Net unrealized appreciation of investments ....................       3,135,404
                                                                    -----------
Net Assets ....................................................     $49,111,249
                                                                    ===========
NET ASSET VALUE PER SHARE:
CLASS A ($22,115,201 / 2,572,846 shares) ......................           $8.60
                                                                          =====
CLASS B ($16,152,479 / 1,880,891 shares) ......................           $8.59
                                                                          =====
CLASS D ($10,843,569 / 1,262,581 shares) ......................           $8.59
                                                                          =====

-------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS
For the Period April 25, 1997,* to June 30, 1997

INVESTMENT INCOME:
Dividends ......................................       $   29,109
Interest .......................................            4,372
                                                       ----------
TOTAL INVESTMENT INCOME ...........................................  $   33,481
EXPENSES:
Management fee .................................           36,181
Distribution and service fees ..................           23,396
Auditing and legal fees ........................           12,275
Registration ...................................           11,203
Shareholder account services ...................            8,628
Shareholder reports and communications .........            3,362
Custody and related services ...................            3,137
Directors' fees and expenses ...................              910
Deferred organizational expenses ...............              500
Miscellaneous ..................................            1,377
                                                       ----------
TOTAL EXPENSES ....................................................     100,969
                                                                     ----------
NET INVESTMENT LOSS ...............................................     (67,488)
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments ...............          414,783
Net change in unrealized appreciation
of investments .................................        3,135,404
                                                       ----------
NET GAIN ON INVESTMENTS ...........................................   3,550,187
                                                                     ----------
INCREASE IN NET ASSETS FROM OPERATIONS ............................  $3,482,699
                                                                     ==========

-----------------
* Commencement of operations.
See Notes to Financial Statements.

================================================================================
STATEMENT OF CHANGES IN NET ASSETS

                                                                 APRIL 25, 1997*
                                                                        TO
                                                                  JUNE 30, 1997
                                                                  --------------
OPERATIONS:
Net investment loss ...........................................      $  (67,488)
Net realized gain on investments ..............................         414,783
Net change in unrealized appreciation of investments ..........       3,135,404
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS ........................       3,482,699
                                                                    -----------
                                                    SHARES
                                                --------------
                                                APRIL 25, 1997*
                                                      TO
                                                JUNE 30, 1997
                                                --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ..................................       2,026,414        16,059,987
   Class B ..................................       1,815,433        14,532,546
   Class D ..................................         979,174         7,805,714
Exchanged from associated Funds:
   Class A ..................................         572,724         4,676,285
   Class B ..................................          80,487           641,062
   Class D ..................................         290,843         2,311,231
                                                    ---------       -----------
Total .......................................       5,765,075        46,026,825
                                                    ---------       -----------

Cost of shares repurchased:
   Class A ..................................         (21,843)         (179,140)
   Class B ..................................          (5,077)          (42,468)
   Class D ..................................          (5,381)          (44,248)
Exchanged into associated Funds:
   Class A ..................................         (11,452)          (89,791)
   Class B ..................................          (9,952)          (75,445)
   Class D ..................................          (2,055)          (17,184)
                                                    ---------       -----------
Total .......................................         (55,760)         (448,276)
                                                    ---------       -----------
INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ...............       5,709,315        45,578,549
                                                    =========       ===========
INCREASE IN NET ASSETS .........................................     49,061,248

NET ASSETS:
Beginning of period ............................................         50,001
                                                                    -----------
END OF PERIOD (including accumulated
   net investment loss of $67,488) .............................    $49,111,249
                                                                    ===========

------------------
* Commencement of operations.
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION -- Seligman Small-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations), other than those related to organizational matters, and the sale and issuance to Seligman Financial Services, Inc. (the "Distributor") of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended June 30, 1997, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. ORGANIZATIONAL   EXPENSES  --  Deferred  organizational  expenses  are  being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operation of the Fund.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the period ended June 30, 1997, amounted to $47,818,459 and $2,312,033, respectively.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $3,686,072 and $550,668, respectively.

================================================================================
NOTES TO FINANCIAL STATEMENTS

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

    The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $7,632 from sales of Class A shares, after commissions of $432,189 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended June 30, 1997, fees incurred aggregated $3,717, or 0.22% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the period ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $11,481 and $8,198, respectively.

    The   Distributor  is  entitled  to  retain  any  CDSL  imposed  on  certain redemptions of Class D shares occurring within one year of purchase. For the period ended June 30, 1997, such charges amounted to $395.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the period ended June 30, 1997, was $36,615.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended June 30, 1997, Seligman Services, Inc. received commissions from the sales of Fund shares and distribution and service fees pursuant to the Plan, aggregating $475.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $8,628 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $86 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                                                  CLASS A           CLASS B           CLASS D
                                                  -------           -------           -------
                                                  4/25/97*          4/25/97*          4/25/97*
                                                    TO                TO                TO
                                                  6/30/97           6/30/97           6/30/97
                                                  -------           -------            ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......       $  7.14           $  7.14           $  7.14
                                                  -------           -------           -------
Net investment loss .......................          (.02)             (.03)             (.03)
Net realized and unrealized investment gain          1.48              1.48              1.48
                                                  -------           -------           -------
INCREASE FROM INVESTMENT OPERATIONS .......          1.46              1.45              1.45
Distributions from net gain realized ......          --                --                --
                                                  -------           -------           -------
NET INCREASE IN NET ASSET VALUE ...........          1.46              1.45              1.45
                                                  -------           -------           -------
NET ASSET VALUE, END OF PERIOD ............       $  8.60           $  8.59           $  8.59
                                                  =======           =======           =======
TOTAL RETURN BASED ON NET ASSET VALUE: ....         20.45%            20.31%            20.31%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............          2.36%+            3.14%+            3.14%+
Net investment loss to average net assets .        (1.44)%+          (2.22)%+          (2.22)%+
Portfolio turnover ........................         10.12%            10.12%            10.12%
Average commission rate paid ..............        $ .0564           $ .0564           $ .0564
NET ASSETS, END OF PERIOD
(000s omitted) ............................        $22,115           $16,152           $10,844

------------------------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN SMALL-CAP VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of June 30, 1997, the related statements of operations and of changes in net assets, and the financial highlights for the period from April 25, 1997 (commencement of operations) to June 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997
--------------------------------------------------------------------------------

                                                             File Nos. 333-20621
                                                                       811-08031

PART C.   OTHER INFORMATION
          -----------------

Item 24.  Financial Statements and Exhibits
-------   ---------------------------------
  (a)       Financial Statements:

            Part A:  Financial Highlights for each Series' Class A, Class B and
                     Class D shares for the period April 25, 1997 (commencement
                     ------ of operations) to June 30, 1997.

            Part B:  Financial Statements of each Series of the Registrant are
            ------ included in each Series' Mid-Year Report to Shareholders, dated June 30, 1997, both of which are incorporated by reference in the Statement of Additional Information. These financial statements are: Portfolio of Investments as of June 30, 1997; Statement of Assets and Liabilities as of
                     June 30, 1997; Statement of Operations for the period April
                     25, 1997 (commencement of operations) to June 30, 1997;
                     Statement of Changes in Net Assets for the period April 25,
                     1997 (commencement of operations) to June 30, 1997; Notes to Financial Statements; Financial Highlights for the period April 25, 1997 (commencement of operations) to June
                     30, 1997; Report of Independent Auditors.

(b)         Exhibits: Exhibits listed below have been previously filed and are incorporated by reference herein, except Exhibits marked with an asterisk (*) which are incorporated herein.

    (1) Articles of Incorporation of Registrant. (Incorporated by reference to the Registration Statement of the Registrant filed on Form N-1A on January 31, 1997.)

    (2)               By-laws of Registrant. (Incorporated by reference to Pre-
                      Effective Amendment No. 2, filed on April 17, 1997.)

    (5)(a)            Management Agreement between Registrant and J. & W.
                      Seligman & Co. Incorporated. (Incorporated by reference to
                      Pre-Effective Amendment No. 2, filed on April 17, 1997.)

    (5)(b)            Subadvisory Agreement between J.& W. Seligman & Co.
                      Incorporated and Seligman Henderson Co. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April
                      17, 1997.)

    (6)(a)            Distributing Agreement between Registrant and Seligman
                      Financial Services, Inc. (Incorporated by reference to
                      Pre-Effective Amendment No. 2, filed on April 17, 1997.)

    (6)(b)            Sales Agreement between Seligman Financial Services, Inc.
                      Amendment No. 2, filed on April 17, 1997.) and Dealers.
                      (Incorporated by reference to Pre-Effective

    (7)(a)            Matched Accumulation Plan of J. & W. Seligman & Co.
                      Amendment No. 2, filed on April 17, 1997.) Incorporated.
                      (Incorporated by reference to Pre-Effective Amendment No.
                      2, filed on April 17, 1997.)

    (7)(b)            Deferred Compensation Plan for Directors of Seligman Group
                      Amendment No. 2, filed on April 17, 1997.) of Funds.
                      (Incorporated by reference to Pre-Effective

    (8) Form of Custody and Investment Accounting Agreement between Registrant and Investors Fiduciary Trust Company.
                      (Incorporated by reference to Pre-Effective Amendment No.
                      2, filed on April 17, 1997.)

    (10) Opinion and Consent of Counsel. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17,
                      1997.)

    (11)              Consent of Independent Auditors.*

    (13)              Investment Letter between Registrant and Seligman
                      Effective Amendment No. 2, filed on April 17, Financial
                      Services, Inc. (Incorporated by reference 1997.) to Pre-

    (14)(a) The Seligman IRA Plan Agreement and Disclosure No. 2, filed on April 17, 1997.) Statement. (Incorporated by reference to Pre-Effective Amendment

    (14)(b)           The Seligman Simple IRA Plan documents for No. 2, filed on
                      April 17, 1997.) employers. (Incorporated by reference to Pre-Effective Amendment

                                                             File Nos. 333-20621
                                                                       811-08031

PART C.  OTHER INFORMATION (continued)
--------------------------------------
    (14)(c)           The Seligman Simple IRA Plan Agreement and Disclosure
                      Statement for participants. (Incorporated by reference to
                      Pre-Effective Amendment No. 2, filed on April 17, 1997.)

    (15)(a) Administration, Shareholder Services and Distribution Plan of Seligman Large-Cap Value Fund. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April
                      17, 1997.)

    (15)(b) Administration, Shareholder Services and Distribution Plan of Seligman Small-Cap Value Fund. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April
                      17, 1997.)

    (15)(c)           Form of Administration, Shareholder Services and
                      Distribution Agreement between Seligman Financial
                      Services, Inc. and Dealers. (Incorporated by reference to Pre-Effective Amendment No. 2, filed on April 17, 1997.)

    (16)              Performance Data Computation Schedule.*

    (17)              Financial Data Schedules.*

    (18)              Seligman Group of Funds Multiclass Plan pursuant to Rule
                      18f-3. (Incorporated by reference to Pre-Effective
                      Amendment No. 2, filed on April 17, 1997.)

    Other Exhibits: Powers of Attorney (Incorporated by reference to Pre-
    Effective Amendment No. 2, filed on April 17, 1997.)


Item 25.              Persons Controlled by or Under Common Control with
--------              --------------------------------------------------
                      Registrant - None
                      -----------------

Item 26.              Number of Holders of Securities
--------              -------------------------------

                            (1)                                (2)
                                                      Number of Record Holders
                       Title of Class                 as of November 18, 1997
                       --------------                 -----------------------

                       Seligman Large-Cap Value Fund
                        Class A Common Stock                   1,365
                        Class B Common Stock                     842
                        Class D Common Stock                     542

                       Seligman Small-Cap Value Fund
                        Class A Common Stock                   5,468
                        Class B Common Stock                   4,232
                        Class D Common Stock                   2,399

Item 27.   Indemnification
--------   ---------------

           Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as Exhibit 24(b)(1) of the Registrant's Registration Statement, filed on Form N-1A on January 31, 1997 and Article VII of Registrant's By-laws filed as
           Exhibit 24(b)(2) to Registrant's Pre-Effective Amendment No. 2 to the Registration Statement.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                                             File Nos. 333-20621
                                                                       811-08031

PART C.  OTHER INFORMATION (continued)
--------------------------------------

Item 28.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------


          J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment adviser. The Manager also serves as investment adviser to several associated investment companies. They are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc. Seligman Select Municipal Fund, Inc., and Tri-Continental Corporation.

          Seligman Henderson Co. ("Subadviser") is the Registrant's subadviser. The Subadviser also serves as subadviser to several other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., the Global Growth Opportunities, Global Smaller Companies, Global Technology and International Portfolios of Seligman Portfolios, Inc. and Tri-Continental Corporation.

          The Manager and Subadviser each have an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and Subadviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Forms ADV, filed by the Manager and Subadviser pursuant to the Investment Advisers Act of 1940 (SEC File Nos. 801-15798 and 801-40670, respectively) which were filed on June 3, 1997.


Item 29.  Principal Underwriters
-------   ----------------------

         (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow:

                  Seligman Capital Fund, Inc.
                  Seligman Cash Management Fund, Inc.
                  Seligman Common Stock Fund, Inc.
                  Seligman Communications and Information Fund, Inc. Seligman Frontier Fund, Inc.
                  Seligman Growth Fund, Inc.
                  Seligman Henderson Global Fund Series, Inc.
                  Seligman High Income Fund Series
                  Seligman Income Fund, Inc.
                  Seligman Municipal Fund Series, Inc.
                  Seligman Municipal Series Trust
                  Seligman New Jersey Municipal Fund, Inc.
                  Seligman Pennsylvania Municipal Fund Series
                  Seligman Portfolios, Inc.

         (b) Name of each director, officer or partner of Registrant's principal underwriter named in the answer to Item 21:

                                                             File Nos. 333-20621
                                                                       811-08031

PART C.  OTHER INFORMATION (continued)
--------------------------------------

                       Seligman Financial Services, Inc.
                       ---------------------------------
                            As of November 21, 1997
                            -----------------------


       (1)                            (2)                                        (3)
Name and Principal            Positions and Offices                       Positions and Offices
 Business Address             with Underwriter                            with Registrant
 ----------------             ----------------                            ---------------
 WILLIAM C. MORRIS*                 Director                              Chairman of the Board and Chief Executive Officer
 BRIAN T. ZINO*                     Director                              President and Director
 RONALD T. SCHROEDER*               Director                              None
 FRED E. BROWN*                     Director                              Director Emeritus
 WILLIAM H. HAZEN*                  Director                              None
 THOMAS G. MOLES*                   Director                              None
 DAVID F. STEIN*                    Director                              None
 STEPHEN J. HODGDON*                President                             None
 CHARLES W. KADLEC*                 Chief Investment Strategist           None
 LAWRENCE P. VOGEL*                 Senior Vice President, Finance        Vice President
 ED LYNCH*                          Senior Vice President, Director       None
                                    of Marketing
 Mark R. Gordon*                    Senior Vice President, National       None
                                    Sales Manager
 GERALD I. CETRULO, III             Senior Vice President of Sales        None
 140 West Parkway
 Pompton Plains, NJ  07444
 BRADLEY W. LARSON                  Senior Vice President of Sales        None
 367 Bryan Drive
 Alamo, CA  94526
 MICHELLE L. MCCANN*                Vice President, Manager Retirement    None
                                    Plans Marketing
 MICHAEL R. SANDERS*                Vice President, Product Manager       None
                                    Managed Money Services
 CHARLES L. VON BREITENBACH, II*    Vice President, Product Manager       None
                                    Managed Money Services
 ROBERT T. HAUSLER*                 Global Mutual Funds,                  None
                                    Product Management
 MARSHA E. JACOBY*                  Vice President, National Accounts     None
                                    Manager
 WILLIAM W. JOHNSON*                Vice President, Order Desk            None
 TRACY A. SALOMON*                  Vice President, Retirement            None
                                    Marketing Manager
 HELEN SIMON*                       Vice President, Sales                 None
                                    Administration Manager
 J. BRERETON YOUNG*                 Vice President, Mutual Funds          None
                                    Product Manager
 PETER J. CAMPAGNA                  Vice President, Regional Retirement   None
 1130 Green Meadow Court            Plans Manager
 Acworth, GA  30102
 CHARLES E. WENZEL                  Vice President, Regional Retirement   None
 703 Greenwood Road                 Plans Manager
 Wilmington, DE  19807
 JAMES R. BESHER                    Regional Vice President               None
 14000 Margaux Lane
 Town & Country, MO  63017
 RICHARD B. CALLAGHAN               Regional Vice President               None
 7821 Dakota Lane
 Orland Park, IL  60462
 BRADFORD C. DAVIS                  Regional Vice President               None
 255 4th Avenue, #2
 Kirkland, WA  98033

                                                             File Nos. 333-20621
                                                                       811-08031

PART C.  OTHER INFORMATION (continued)
--------------------------------------

                       Seligman Financial Services, Inc.
                       ---------------------------------
                            As of November 21, 1997
                            -----------------------

      (1)                                  (2)                              (3)
Name and Principal                  Positions and Offices            Positions and Offices
 Business Address                   with Underwriter                 with Registrant
 ----------------                   ----------------                 ---------------------
 CHRISTOPHER J. DERRY               Regional Vice President          None
 2380 Mt. Lebanon Church Road
 Alvaton, KY  42122
 KENNETH DOUGHERTY                  Regional Vice President          None
 8640 Finlarig Drive
 Dublin, OH  43017
 JONATHAN G. EVANS                  Senior Vice President of Sales   None
 222 Fairmont Way
 Ft. Lauderdale, FL  33326
 EDWARD S. FINOCCHIARO              Regional Vice President          None
 120 Screenhouse Lane
 Duxbury, MA  02332
 MICHAEL C. FORGEA                  Regional Vice President          None
 32 W. Anapamu Street # 186
 Santa Barbara, CA  93101
 DAVID L. GARDNER                   Regional Vice President          None
 2504 Clublake Trail
 McKinney, TX  75070
 Carla A. Goehring                  Regional Vice President          None
 11426 Long Pine
 Houston, TX  77077
 MARK LIEN                          Regional Vice President          None
 5904 Mimosa
 Sedalia, MO  65301
 JUDITH L. LYON                     Regional Vice President          None
 163 Haynes Bridge Road, Ste 205
 Alpharetta, CA  30201
 DAVID L. MEYNCKE                   Regional Vice President          None
 4718 Orange Grove Way
 Palm Harbor, FL  34684
 TIMOTHY O'CONNELL                  Regional Vice President          None
 14872 Summerbreeze Way
 San Diego, CA  92128
 THOMAS PARNELL                     Regional Vice President          None
 5250 Greystone Drive  #107
 Inver Grove Heights, MN  55077
 JULIANA PERKINS                    Regional Vice President          None
 2348 Adrian Street
 Newbury Park, CA  91320
 DAVID K. PETZKE                    Regional Vice President          None
 2714 Winding Trail Place
 Boulder, CO  80304
 DIANE H. SNOWDEN                   Regional Vice President          None
 11 Thackery Lane
 Cherry Hill, NJ  08003

                                                             File Nos. 333-20621
                                                                       811-08031


PART C.  OTHER INFORMATION (continued)
--------------------------------------

                       Seligman Financial Services, Inc.
                       ---------------------------------
                            As of November 21, 1997
                            -----------------------

     (1)                           (2)                                   (3)
Name and Principal          Positions and Offices                  Positions and Offices
 Business Address           with Underwriter                       with Registrant
 ----------------           ----------------                       ---------------
 BRUCE M. TUCKEY            Senior Vice President of Sales         None
 41644 Chathman Drive
 Novi, MI  48375
 ANDREW S. VEASEY           Senior Vice President of Sales         None
 14 Woodside
 Rumson, NJ  07760
 KELLI A. WIRTH-DUMSER      Regional Vice President                None
 8618 Hornwood Court
 Charlotte, NC  28215
 FRANK J. NASTA*            Secretary                              Secretary
 AURELIA LACSAMANA*         Treasurer                              None
 JEFFREY S. DEAN*           Assistant Vice President, Marketing    None
 SANDRA FLORIS*             Assistant Vice President, Order Desk   None
 KEITH LANDRY*              Assistant Vice President, Order Desk   None
 GAIL S. CUSHING*           Assistant Vice President,              None
 National Accounts Manager
 JOSEPH M. MCGILL*          Assistant Vice President and           None
                            Compliance Officer
 JACK TALVY*                Assistant Vice President, Internal     None
                            Marketing Services Manager
 JOYCE PERESS*              Assistant Secretary                    None

 * The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c) Not applicable.



Item 30.    Location of Accounts and Records
----------  --------------------------------

            The accounts, books and documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J.& W. Seligman
            & Co. Incorporated at its offices at 100 Park Avenue, New York, NY
            10017 or at the following locations:

                (1) Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas
                    City, Missouri 64105 is custodian of the Registrant's cash and securities. It also is agent to perform certain accounting and recordkeeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant.

                (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as
                    shareholder servicing agent, maintains shareholder records for the Registrant.

Item 31.  Management Services
--------  -------------------

          Seligman Data Corp. ("SDC") the Registrant's shareholder servicing agent, has an agreement with First Data Investor Services Group
          ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC.

                                                             File Nos. 333-20621
                                                                       811-08031

PART C.  OTHER INFORMATION (continued)
--------------------------------------
Item 32.  Undertakings
--------  ------------

          The Registrant undertakes:

          1. to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

          2. to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                                             File Nos. 333-20621
                                                                       811-08031

                                   SIGNATURES
                                   ----------

   Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 26th day of November, 1997.

                               SELIGMAN VALUE FUND SERIES, INC.


                               By:  /s/William C. Morris
                                    --------------------
                                               William C. Morris, Chairman


  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940 this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on November 26, 1997.

  Signature                              Title
  ---------                              -----



/s/ William C. Morris                    Chairman of the Board
---------------------
William C. Morris*                     (Principal executive officer)
                                       and Director


/s/ Brian T. Zino                        Director and President
-----------------
Brian T. Zino


/s/Thomas G. Rose                        Treasurer
-----------------
Thomas G. Rose



John R. Galvin, Director           )
Alice S. Ilchman, Director         )
Frank A. McPherson, Director       )
John E. Merow, Director            )
Betsy S. Michel, Director          )           /s/Brian T. Zino
                                              -----------------
James C. Pitney, Director          )          *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director         )
Richard R. Schmaltz, Director      )
Robert L. Shafer, Director         )
James N. Whitson, Director         )

                                                             File Nos. 333-20621
                                                                       811-08031

                        SELIGMAN VALUE FUND SERIES, INC.
                     Post-Effective Amendment No. 2 to the
                      Registration Statement on Form N-1A



                                 EXHIBIT INDEX




          ITEM NO.                 DESCRIPTION
          --------                 -----------

          24(b)(11)                Consent of Independent Auditors

          24(b)(16)                Performance Data Computation
                                   Schedule

          24(b)(17)                Financial Data Schedules